UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934

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MYERS INDUSTRIES, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY COPY — SUBJECT TO COMPLETION

1293 South Main Street — Akron, Ohio 44301

March   , 2009

To Our Shareholders:

You are cordially invited to attend the Annual Meeting of Shareholders to be held on Thursday, April 30, 2009, at 9:00 A.M. at the Louis S. Myers Training Center, 1554 South Main Street, Akron, Ohio 44301.

At the Annual Meeting you will be asked to elect the nine director candidates nominated by our Board of Directors, ratify the appointment of KPMG LLP as our independent registered public accounting firm, approve the adoption of the 2008 Incentive Stock Plan of Myers Industries, Inc., and approve and adopt an amendment to the Amended and Restated Code of Regulations of Myers Industries, Inc. Enclosed with this letter is a Notice of Annual Meeting together with a Proxy Statement which contains information with respect to the nominees for director and the other proposals.

The proposals discussed in the Proxy Statement are very important to our shareholders and the Company, and we hope that you will be able to personally attend the Annual Meeting. Whether or not you expect to attend the Annual Meeting in person, I urge you to complete and return the enclosed white proxy card as soon as possible.

If you have any questions or need assistance in voting your shares, please contact our proxy solicitor, Innisfree M&A Incorporated, toll-free at (888) 750-5834. Banks and brokers may call collect at (212) 750-5833.

Sincerely,

John C. Orr
President and Chief Executive Officer

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on April 30, 2009: This Proxy Statement and the Company’s 2008 Annual Report to Shareholders are available on Myers’ website at www.myersindustries.com/annualreports.html.

1293	South Main Street — Akron, Ohio 44301

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held Thursday, April 30, 2009

The Annual Meeting of Shareholders of Myers Industries, Inc., an Ohio corporation (“Myers” or the “Company”), will be held at the Louis S. Myers Training Center, 1554 South Main Street, Akron, Ohio 44301, on Thursday, April 30, 2009 at 9:00 A.M. (local time), for the following purposes:

1.	To elect the nine candidates nominated by the Board of Directors to serve as directors until the next Annual Meeting of Shareholders;

2.	To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal 2009;

3.	To approve the adoption of the 2008 Incentive Stock Plan of Myers Industries, Inc. (the “2008 Incentive Stock Plan”);

4.	To approve and adopt the amendment to the Amended and Restated Code of Regulations of Myers Industries, Inc. (the “Code of Regulations”) proposed by the Board of Directors; and

5.	To consider such other business as may be properly brought before the meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on March 10, 2009 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. All shareholders are cordially invited to attend the Annual Meeting in person. To be sure that your shares are properly represented at the Annual Meeting, whether or not you intend to attend the Annual Meeting in person, please complete and return the enclosed white proxy card as soon as possible.

If you have any questions or need assistance in voting your shares, please contact our proxy solicitor, Innisfree M&A Incorporated, toll-free at (888) 750-5834. Banks and brokers may call collect at (212) 750-5833.

By Order of the Board of Directors,

Donald A. Merril
Chief Financial Officer, Vice President
and Corporate Secretary

Akron, Ohio
March   , 2009

THE 2008 ANNUAL REPORT TO SHAREHOLDERS ACCOMPANIES THIS NOTICE

Matters Related to the Proxy Statement

Meeting Time and Applicable Dates.  This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Myers Industries, Inc. (the “Board” or “Board of Directors”), an Ohio corporation, of the accompanying proxy to be voted at the Annual Meeting of Shareholders (“Annual Meeting”) to be held on Thursday, April 30, 2009, at 9:00 A.M. (local time), and at any adjournment thereof. The close of business on March 10, 2009, has been fixed as the record date for the determination of the shareholders entitled to notice of and to vote at the meeting.

Outstanding Shares and Quorum.  On the record date, Myers had outstanding approximately 35,250,278 shares of common stock, without par value (“Common Stock”). Each share of Common Stock is entitled to one vote. For information concerning our “Principal Shareholders”, see the section headed “Security Ownership of Certain Beneficial Owners and Management”, below. The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum for the Annual Meeting. Shares of Common Stock represented by signed proxies will be counted toward the establishment of a quorum on all matters even though they are signed but otherwise unmarked, or marked “Abstain”, “Against” or “Withhold Authority.”

Votes Required.  With respect to Proposal No. 1, to elect the nine director candidates nominated by the Board, if a quorum is present at the Annual Meeting, the nominees for election as directors who receive the greatest number of votes cast will be elected as directors. Abstentions and broker non-votes will not affect the outcome of the election of directors. Proposal No. 2, to ratify the appointment of the independent registered public accounting firm, is a non-binding proposal, but its approval requires the affirmative vote of a majority of the shares of Common Stock. Abstentions, broker non-votes or a failure by you to vote will have no effect on Proposal No. 2. Even if the selection is ratified, the Audit Committee and the Board, in their discretion, may change the appointment at any time during the year if we determine that such a change would be in the best interests of the Company and our shareholders. Proposal No. 3, to approve the adoption of the 2008 Incentive Stock Plan, requires the affirmative vote of a majority of the shares of Common Stock represented in person or by proxy at the Annual Meeting. If a quorum is present at the Annual Meeting, abstentions, broker non-votes or a failure by you to vote will have no effect on Proposal No. 3. Proposal No. 4, to approve and adopt an amendment to the Code of Regulations, requires the affirmative vote of a majority of the shares of Common Stock represented in person or by proxy at the Annual Meeting. If a quorum is present at the Annual Meeting, abstentions, broker non-votes or a failure by you to vote will have no effect on Proposal No. 4.

Proxy Instructions.  All shares of Common Stock represented by properly executed proxies which are returned and not revoked, will be voted in accordance with the instructions, if any, given therein. If no instructions are provided in a proxy, the shares of Common Stock represented by such proxy will be voted FOR the Board’s nominees for director, FOR the ratification of the appointment of KPMG LLP, FOR the approval of the adoption of the 2008 Incentive Stock Plan, and FOR approval of the adoption of the amendment to the Code of Regulations and in accordance with the proxy-holder’s best judgment as to any other matters, if any, which may be properly raised at the Annual Meeting.

Proxy Voting.  If your shares are registered directly in your name with our transfer agent, then you are a shareholder of record with respect to those shares and you may either vote in person at the Annual Meeting or by using the enclosed white proxy card to vote by telephone, by internet, or by signing, dating and returning the white proxy card in the envelope provided. Whether or not you plan to attend the Annual Meeting in person, you should submit your white proxy card as soon as possible. If your shares are held in “street name” through a broker, bank or other nominee, then you must instruct them to vote on your behalf, otherwise your shares cannot be voted at the Annual Meeting. You should follow the directions provided by your broker, bank or other nominee regarding how to instruct such party to vote. If you have any questions or need assistance in voting your shares, please contact our proxy solicitor, Innisfree M&A Incorporated at the address and phone numbers below.

INNISFREE M&A INCORPORATED
501 MADISON AVENUE, 20TH FLOOR
NEW YORK, NY 10022
SHAREHOLDERS CALL TOLL FREE: (888) 750-5834
BANKS AND BROKERS MAY CALL COLLECT: (212) 750-5833

Proxy Revocation and Voting in Person.  A shareholder who has given a proxy may revoke it at any time prior to its exercise by: (1) giving written notice of such revocation to the Corporate Secretary of the Company, (2) executing and delivering to the Corporate Secretary of the Company a later dated proxy reflecting contrary instructions, or (3) appearing at the Annual Meeting and taking appropriate steps to vote in person.

Voting Confidentiality.  Proxies, ballots and voting tabulations are handled on a confidential basis to protect your voting privacy. This information will not be disclosed except as required by law.

Inspector of Election.  The inspector of election for the Annual Meeting shall determine the number of votes cast by holders of Common Stock for all matters. The Board has appointed National City Bank, Now a part of PNC (“National City Bank”) as the Inspector of Election. Voting results will be announced at the Annual Meeting. Voting results will also be published in our Quarterly Report on Form 10-Q for the second fiscal quarter of 2009, which will be filed with the Securities and Exchange Commission (the “SEC”).

Address of Company.  The mailing address of the principal executive offices of the Company is 1293 South Main Street, Akron, Ohio 44301.

Mailing Date.  This Proxy Statement, together with the related proxy card and our 2008 Annual Report to Shareholders, is being mailed to our shareholders on or about March   , 2009.

Trademark.  Myers Industries, Inc.® is a registered trademark of the Company.

Availability on the Internet.  This Proxy Statement and the Company’s 2008 Annual Report to Shareholders are available on Myers’ website at www.myersindustries.com/annualreports.html.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS

Nominees.  Set forth below for each nominee for election as a director is a brief statement, including the age, principal occupation and business experience for at least the past five years, and any directorships held with public companies.

The members of the Corporate Governance and Nominating Committee have recommended, and the independent members of the Board of Directors have nominated, the persons listed below as nominees for the Board of Directors, all of whom presently are directors of the Company, with the exception of John B. Crowe. Each of these nominees has consented (i) to serve as a nominee, (ii) to being named as a nominee in this Proxy Statement and (iii) to serve as a director if elected. If any nominee should become unavailable for any reason, it is intended that votes will be cast for a substitute nominee designated by the Board of Directors. There is no reason to believe that the nominees named will be unable to serve if elected. Proxies cannot be voted for a greater number of nominees than the number named in this Proxy Statement.

THE BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF THESE NOMINEES

Name	Age	Principal Occupation for Past Five Years and Other Information

Keith A. Brown	57	President of Chimera Corporation, Westlake, Ohio, a management holding company; Director of US Gypsum Corporation (NYSE), Chicago, Illinois, a manufacturer of gypsum paneling products. Served as Director of Myers since 1997.
Vincent C. Byrd	54	President, U.S. Retail, Coffee, The J.M. Smucker Company (“J.M. Smucker”) (NYSE), Orrville, Ohio; Director of J.M. Smucker; formerly Senior Vice President, Consumer Market, of J.M. Smucker; former Director of Spangler Candy Company, Bryan, Ohio, a manufacturer of confectionery products. Served as Director of Myers since 2006.
Richard P. Johnston	78	Currently a private equity investor; Chairman of the Board of Royal Associates, a holding company based in Jackson Hole, Wyoming; Director of Results Radio, Inc., Sonoma, California; formerly served as Founder and Director of AGCO, Inc. (NYSE), Duluth, Georgia, a manufacturer and distributor of agricultural equipment. Served as Director of Myers since 1992.
Edward W. Kissel	67	President and Managing Partner of Kissel Group Ltd., Akron, Ohio, a holding company with interests in property, consulting and mold manufacturing; Director of Smithers Scientific Services, Inc., Akron, Ohio, a provider of testing services for materials; formerly President, Chief Operating Officer and Director of OM Group, Inc. (NYSE), Cleveland, Ohio, a specialty chemical company; formerly Director of Weda Bay Minerals, Inc. (Toronto Stock Exchange), Toronto, Canada, a mineral exploration company. Served as Director of Myers since 2000.
Stephen E. Myers	65	Formerly Chairman and Chief Executive Officer of Myers; currently Chairman of the Board and Director of Myers; Director of Reko International Group, Inc. (Toronto Stock Exchange), Oldcastle, Ontario, Canada, a manufacturer of tooling and machinery. Served as Director of Myers since 1972.
John C. Orr	58	President and Chief Executive Officer of Myers; formerly President and Chief Operating Officer of Myers; formerly General Manager of Buckhorn, Inc., a subsidiary of Myers; formerly Vice President of Manufacturing — North American Tire Division, The Goodyear Tire and Rubber Company. Director of Libbey Inc. (NYSE), Toledo, Ohio, a producer of glass tableware products. Served as Director of Myers since 2005.

Name	Age	Principal Occupation for Past Five Years and Other Information

Jon H. Outcalt	72	Chairman, Federal Process Corp., Cleveland, Ohio, a manufacturer and distributor of industrial products; formerly Chairman of NCS Healthcare, Inc., Beachwood, Ohio, a provider of pharmacy services to long-term care institutions; Chairman and Chief Executive Officer of Aberdeen Group, Inc., Beachwood, Ohio, an investment holding and management company; Director of AmTrust Financial Corp. (f/k/a Ohio Savings Financial Corporation), Cleveland, Ohio, a savings and loan holding company. Served as Director of Myers since 1984.
Robert A. Stefanko	66	Director of OMNOVA Solutions, Inc. (NYSE), Fairlawn, Ohio, an innovator of emulsion polymers, specialty chemicals and decorative and functional surfaces; a member of the Audit Committee of OMNOVA Solutions; also a Director of The Davey Tree Expert Company, Kent, Ohio; a member of the Audit Committee of The Davey Tree Expert Company; former Chairman of the Board and Executive Vice President of Finance & Administration of A. Schulman, Inc., Akron, Ohio, an international supplier of plastic compounds and resins. Served as Director of Myers since 2007.
John B. Crowe	62	Chief Executive Officer and Chairman of Buckeye Technologies Inc. (NYSE), Memphis, Tennessee, a producer of absorbent products, chemical cellulose products and customized paper. Formerly Senior Vice President, Wood Cellulose and Executive Vice President and General Manager at Alabama River Pulp Co., Inc. and Alabama Pine Pulp Co., Inc.

Each of the forgoing nominees were recommended by the Corporate Governance and Nominating Committee. There are, and during the past five years there have been, no legal proceedings material to an evaluation of the ability of any director or executive officer of Myers to act in such capacity or concerning his integrity. There are no family relationships among any of the directors and executive officers.

Richard L. Osborne, who has been our director since 1978, is retiring from the Board of Directors as of the date of our Annual Meeting. We are grateful to Mr. Osborne for his contributions to the Board and many years of service to us.

The Board recommends that you vote “FOR” each of the director nominees listed above.

Director Independence.  The Board has determined that each of the following directors and nominees are “independent” and that each of these nominees has no material relationship with us that would impact upon their independence: Keith A. Brown, Vincent C. Byrd, Richard P. Johnston, Edward W. Kissel, Jon H. Outcalt, Robert A. Stefanko and John B. Crowe. The determination of whether a director is “independent” is based upon the Board’s review of the relationships between each director and the Company, if any, under the Company’s “Board of Directors Independence Criteria” policy adopted by the Board on April 20, 2004 and the corporate governance listing standards of the New York Stock Exchange (“NYSE”). In connection with the Board’s determination regarding the independence of each non-management director the Board considered any transactions, relationships and arrangements as required by our independence guidelines. In particular, the Board considered the relationship between A. Schulman, Inc. (“A. Schulman”) and the Company in connection with its independence determination of Robert A. Stefanko and concluded that Mr. Stefanko met the independence requirement. Mr. Stefanko is a stockholder of A. Schulman, holding less than 1% of A. Schulman’s shares of stock. In fiscal 2008, we purchased $2,429,636 of materials from A. Schulman during the ordinary course of operations, which is less than 1% of the annual revenues of both companies. All members of the Audit Committee, the Compensation Committee, and the Corporate Governance and Nominating Committee were determined to be independent under the policy discussed above, and in addition, the Board determined that the members of the Audit Committee are also independent as defined in the SEC regulations.

Committees of the Board.  The Board of Directors of Myers has three standing committees, the Audit Committee, the Compensation Committee, and the Corporate Governance and Nominating Committee (each, a “Committee”), whose members were appointed in April 2008 following the Annual Meeting.

Audit Committee.  The Audit Committee is currently comprised of four independent directors, Robert A. Stefanko, Chairman and Presiding Director, Keith A. Brown, Vincent C. Byrd and Jon H. Outcalt. The functions of the Audit Committee, which met six times in 2008, are to: (1) engage the independent registered public accounting firm, (2) approve all audit and related engagements (audit and non-audit), (3) review the results of the audit and interim reviews, (4) evaluate the independence of the independent registered public accounting firm, (5) review with the independent registered public accounting firm the financial results of the Company prior to their public release and filing of reports with the SEC, (6) direct and supervise special investigations and (7) oversee our accounting, internal accounting controls and auditing matters reporting hotline (discussed below) and our corporate compliance program. The Audit Committee also has oversight of our system of internal auditing functions and controls, as well as our internal control procedures.

None of our Audit Committee members serve on more than two other public company audit committees.

The Board has identified Robert A. Stefanko as the Audit Committee “financial expert”.

Compensation Committee.  The Compensation Committee establishes and administers the Company’s policies, programs and procedures for compensating its executive officers and directors. The Compensation Committee has the authority to retain outside consultants regarding executive compensation and other matters. The Compensation Committee, which met thirteen times in 2008, is currently comprised of three independent directors, Jon H. Outcalt, Chairman and Presiding Director, Edward W. Kissel, and Richard L. Osborne.

Corporate Governance and Nominating Committee.  The Corporate Governance and Nominating Committee (“Governance Committee”) is responsible for, among other things, evaluating new director candidates and incumbent directors, and recommending to the independent directors of the Board nominees to serve on the Board of Directors as well as members of the Board’s committees. The Governance Committee, which met eight times in 2008, is currently comprised of three independent directors, Edward W. Kissel, Chairman and Presiding Director, Richard P. Johnston, and Richard L. Osborne. The Governance Committee is also responsible for recommending and monitoring participation in continuing education programs by the members of the Board of Directors.

Committee Charters and Policies.  The Board of Directors has adopted written charters for the Audit Committee, the Compensation Committee, and the Governance Committee. Each Committee reviews and evaluates the adequacy of its charter at least annually and recommends any proposed changes to the Board of Directors for approval. Each of the written charters and policies of the Committees of the Board are available on the “Corporate Governance” page accessed from the “Investor Relations” page of the Company’s website at www.myersind.com. Copies are also available upon request to our Corporate Secretary at our address listed herein.

Board Attendance.  There were a total of nine regularly scheduled and special meetings of the Board of Directors in 2008. During 2008, all directors attended at least 75% of the aggregate total number of the meetings of the Board and Committees on which they served. In 2008, all of our directors attended our annual meeting of shareholders. Although we do not have a formal policy requiring directors to attend the annual meeting of shareholders, directors are encouraged to attend.

Interested Parties’ Communications with the Board of Directors.  Our Board of Directors provides the following methods for interested parties and shareholders to send communications to a director, a Committee, to the non-management directors, or to the Board:

Written Communication.  Interested parties may send such communications by mail or courier delivery addressed as follows: Board of Directors (or Committee Chair, Board Member or Non-Management Directors, as the case may be), c/o Donald A. Merril, Chief Financial Officer, Vice President and Corporate

Secretary, Myers Industries, Inc., 1293 South Main Street, Akron, Ohio 44301. All communications directed to the “Board of Directors” or to the “Non-Management Directors”, will be forwarded unopened, to the Chair of the Governance Committee. The Committee Chair in turn determines whether the communications should be forwarded to the appropriate members of the Board and, if so, forwards them accordingly. For communications addressed to a particular director or the Chair of a particular Committee of the Board, however, the Chief Financial Officer will forward those communications, unopened, directly to the person or Committee Chair in question.

Toll Free Hotline.  In 2003, the Audit Committee established a telephone “hotline” and procedures for the anonymous submission, retention and treatment of complaints from any interested party regarding accounting, internal accounting controls and auditing matters. This hotline is maintained by a company which is independent of Myers. Interested parties may also use this hotline to communicate with the Board. Any interested party may contact a director, a Committee, the non-management directors, or the Board through the toll free hotline at (877) 285-4145. The hotline is available worldwide, 24 hours a day, seven days a week. Note that all reports made through the hotline are directed to the Chair of the Audit Committee and the Corporate Secretary. We do not permit any retaliation of any kind against any person who, in good faith, submits a complaint or concern under these procedures.

Shareholder Nominations of Director Candidates.  The Governance Committee will consider individuals for nomination to stand for election as a director who are recommended to it in writing by any of our shareholders that strictly follow the procedure outlined in the next paragraph below and that send a signed letter of recommendation to the following address: Corporate Governance and Nominating Committee, c/o Mr. Donald A. Merril, Chief Financial Officer, Vice President and Corporate Secretary, Myers Industries, Inc., 1293 South Main Street, Akron, Ohio 44301.

Recommendation letters must certify that the person making the recommendation is a shareholder of the Company (including the number of shares held as of the date of the recommendation), and further state the reasons for the recommendation, the full name and address of the proposed nominee as well as a biographical history setting forth past and present directorships, employment, occupations and civic activities for at least the past five years. Any such recommendation should be accompanied by a signed written statement from the proposed nominee consenting to be named as a candidate and, if nominated and elected, consenting to serve as a director. The letter must also include a signed written statement that the nominating shareholder and the candidate will make available to the Governance Committee all information reasonably requested in furtherance of the Governance Committee’s evaluation. The letter must be received before the close of business on or before November 15th of the year prior to our next annual meeting of shareholders.

The Governance Committee reviews and evaluates individuals for nomination to stand for election as a director who are recommended to the Governance Committee in writing by any of our shareholders pursuant to the procedure outlined in the paragraph above on the same basis as candidates who are suggested by our current or past directors, executive officers, or other sources, which may, from time-to-time, include professional search firms retained by the Governance Committee. In considering individuals for nomination to stand for election, the Governance Committee will consider: (1) the current composition of the Board of Directors and how it functions as a group; (2) the talents, personalities, strengths, and weaknesses of current directors; (3) the value of contributions made by individual directors; (4) the need for a person with specific skills, experiences or background to be added to the Board of Directors; (5) any anticipated vacancies due to retirement or other reasons; and (6) other factors which may enter into the nomination decision.

When considering an individual candidate’s suitability for the Board of Directors, the Governance Committee will evaluate each individual on a case-by-case basis. The Governance Committee does not prescribe minimum qualifications or standards for directors, however, the Governance Committee looks for directors who have personal characteristics, educational backgrounds and relevant experience that would be expected to help further the goals of both the Board of Directors and the Company. In addition, the Governance Committee will review the extent of the candidate’s demonstrated excellence and success in his or her chosen business, profession, or other career and the skills and talents that the candidate would be expected to add to the Board of Directors. The Governance Committee may choose, in individual cases, to conduct interviews with the candidate and/or contact references, business associates, other members of boards on which the candidate serves or other appropriate persons to obtain additional information. The Governance Committee will make its determinations on whether to nominate an individual candidate based on the Board of Directors’ then-current needs, the merits of that candidate and the qualifications of other available candidates.

For the Annual Meeting, no qualifying recommendations were received from any of our shareholders, however, we received notice of an intent to nominate directors. Crist Kolder Associates, a third party, was engaged to assist in the process of identifying and evaluating nominees for the Board of Directors. Crist Kolder Associates assisted Myers in identifying nominee John B. Crowe.

Corporate Governance Policies

Implementation.  The Board of Directors has implemented the corporate governance initiatives required by the NYSE rules and the Sarbanes-Oxley Act of 2002. These initiatives include, among others, “Corporate Governance Guidelines”, a “Code of Business Conduct and Ethics” for the Company’s directors, officers and employees, as well as a “Code of Ethical Conduct for the Finance Officers and Finance Department Personnel”. These corporate governance policies and procedures are discussed in various places within this Proxy Statement.

Availability of Corporate Governance Policies.  Each of our corporate governance policies is available on the “Corporate Governance” page accessed from the “Investor Relations” page of our website at www.myersind.com. Copies of the corporate governance policies are also available upon request of our Corporate Secretary.

Code of Ethics.  We have a Code of Business Conduct and Ethics and Code of Ethical Conduct for the Finance Officers and Finance Department Personnel, which embodies our commitment to ethical and legal business practices, as well as satisfies the NYSE requirements to implement and maintain such a policy. The Board expects all of our officers, directors and other members of our workforce to act ethically at all times. Both of these policies are available on our website at www.myersind.com on the “Corporate Governance” page accessed from the “Investor Relations” page.

Executive Sessions of the Board.  Effective in December 2002, the Board adopted a policy requiring the independent directors, both as to the Board and in their respective Committees, to meet regularly in executive session without any management personnel or employee directors present. During 2008, the Board of Directors and each Committee met regularly in executive session as follows: Board of Directors, four times; Audit Committee, six times; Compensation Committee, thirteen times; and the Governance Committee, eight times.

Presiding Directors.  The independent directors reported that in 2008 they selected Presiding Directors to preside during executive sessions. The Chair of the Governance Committee acts as the Presiding Director for the executive sessions of the Board, and the Chair of each Committee was selected as the Presiding Director for the executive sessions of the applicable Committee.

Anonymous Reporting.  The Audit Committee maintains procedures, including a worldwide telephone “hotline”, which allows employees and interested parties to report any financial or other concerns anonymously as further detailed under “Interested Parties Communications with the Board of Directors”, above.

Annual Board and Committee Self-Assessments.  In 2004, the Board of Directors, through the Governance Committee, instituted annual self-assessments of the Board of Directors, as well as of the Audit Committee, the Compensation Committee, and the Governance Committee, to assist in determining whether the Board of Directors and its Committees are functioning effectively. In January 2009, the Board and each of its Committees conducted the most recent self-evaluations and discussed the results at subsequent meetings.

NYSE and SEC Certifications.  We submitted to the NYSE in 2008, an unqualified Section 12(a) certification by our Chief Executive Officer. Further, each applicable filing with the SEC contained the Section 302 and 906 Certifications of both our Chief Executive Officer and Chief Financial Officer.

Director Compensation.  The annual retainer for non-employee directors is $25,000, except for the Audit Committee chair, who receives an annual retainer of $30,000. In addition, directors receive a meeting fee of $1,500 for each scheduled Board or Committee meeting which they attend, except that Committee chairs receive $2,000 for each Committee meeting they attend. Directors who are not appointed members of a Committee, are paid a meeting fee if they attend the Committee meeting at the request of the chair of the Committee. Directors are reimbursed for their reasonable out of pocket expenses related to attending Board and Committee meetings.

Directors who are employees of the Company do not receive either the annual retainer or the meeting fees.

Under the 2008 Incentive Stock Plan adopted by the Board and described in more detail under Proposal 3 in this Proxy Statement, each non-employee director who holds such position on the date of the annual meeting of the shareholders and has been a director for the entire period since the annual meeting of shareholders of Myers that was held in the immediately preceding calendar year will be awarded annually, on the date of the annual meeting of shareholders, 1,000 shares of Common Stock (or such higher number of shares of Common Stock as recommended by the Compensation Committee and approved by the Board, not to exceed 3,000 shares). If the 2008 Incentive Stock Plan is not approved by our shareholders at the Annual Meeting, the Compensation Committee may provide for some other form of compensation for each non-employee director. Previously under the Amended and Restated 1999 Incentive Stock Plan, a restricted stock award of 1,000 shares of Common Stock was made to each non-employee director on the date of the annual meeting of shareholders in each of 2007 and 2008. Each of these restricted stock awards will vest in equal amounts over a four year period from the date of grant.

Our Code of Regulations provides that we will indemnify, to the fullest extent then permitted by law, any of our directors or former directors who was or is a party or is threatened to be made a party to any matter, whether civil or criminal, by reason of the fact that the individual is or was a director of the Company, or serving at our request as a director of another entity. We have entered into indemnity agreements with each of our directors contractually obligating us to provide such protection. We also currently have in effect director and officer insurance coverage.

The following table shows the compensation paid to each of the non-employee directors during fiscal 2008. Mr. Orr, who is our President and Chief Executive Officer, does not receive any additional compensation for his services as a director.

NON-EMPLOYEE DIRECTOR COMPENSATION TABLE
FOR FISCAL 2008

						Change in
						Pension Value
	Fees Earned				Non-Equity	and Nonqualified
	or Paid in			Option	Incentive Plan	Deferred		All Other
	Cash		Stock Awards	Awards	Compensation	Compensation		Compensation		Total
Name	($)		($)(7)	($)(8)	($)	Earnings ($)		($)		($)

Keith A. Brown	56,500		2,092	—	—	—		3,263	(10)	61,855
Vincent C. Byrd	59,500		2,092	—	—	—		3,263	(10)	64,855
Richard P. Johnston(1)	74,500		2,092	—	—	—		28,812	(10)(11)	105,404
Edward W. Kissel(2)	92,500		2,092	—	—	—		3,263	(10)	97,855
Stephen E. Myers	0	(6)	2,092	—	—	0	(9)	495,509	(10)(12)	497,601
Richard L. Osborne(3)	71,500		2,092	—	—	—		3,263	(10)	76,855
Jon H. Outcalt(4)	93,000		2,092	—	—	—		3,263	(10)	98,355
Robert A. Stefanko(5)	66,000		2,092	—	—	—		0		68,092

(1)	Mr. Johnston served as the Chairman and Presiding Director of a special committee of the Board during 2008 that was appointed to review, analyze, negotiate and make recommendations to the Board regarding proposals received by the Board relating to an acquisition of the Company and any related proposals that arose in connection therewith.

(2)	Mr. Kissel served as the Chairman and Presiding Director of the Governance Committee.

(3)	Mr. Osborne, who has been our director since 1978, announced his retirement from the Board as of April 30, 2009.

(4)	Mr. Outcalt served as the Chairman and Presiding Director of the Compensation Committee.

(5)	Mr. Stefanko served as Chairman and Presiding Director of the Audit Committee.

(6)	Mr. Myers is our former Chief Executive Officer and Chairman and receives compensation under a severance arrangement entered into in May 2005 (see note 12, below). Mr. Myers does not receive any additional fees for his services as a director.

(7)	Stock Award amounts shown in this Non-Employee Director Compensation Table do not reflect compensation actually received by the directors. The amounts shown reflect the compensation costs recognized by the Company for restricted stock awards granted in fiscal 2008, as determined pursuant to Statement of Financial Accounting Standards No. 123(R) or FAS 123R. These restricted stock awards were provided in April 2008. As of December 31, 2008, the following directors each held 2,000 shares of restricted stock: Mr. Brown, Mr. Byrd, Mr. Johnston, Mr. Kissel, Mr. Myers, Mr. Osborne, and Mr. Outcalt. Mr. Stefanko held 1,000 shares of restricted stock.

(8)	No stock option awards were provided to the non-employee directors in 2008. The number of stock options held by the directors at December 31, 2008 was as follows: Mr. Brown (8,850), Mr. Byrd (0), Mr. Johnston (8,850), Mr. Kissel (8,850), Mr. Myers (5,000), Mr. Osborne (8,850), Mr. Outcalt (8,850) and Mr. Stefanko (0).

(9)	Mr. Myers was a participant in our Supplemental Executive Retirement Plan. At the time of his resignation as our Chief Executive Officer and Chairman of the Board he became fully vested as of May 1, 2006. The amount reported reflects the change in net present value of the benefit accrued in the Supplemental Executive Retirement Plan from January 1, 2008 to December 31, 2008.

(10)	Each of the referenced non-employee directors recognized additional income of $3,263 in 2008 resulting from the vesting of previously granted restricted stock awards.

(11)	An amount of $25,549 for Mr. Johnston reflects an annual pension benefit that he is entitled to under the terms of an employment agreement with our subsidiary Buckhorn Inc. He resigned as an employee of Buckhorn Inc. in 1990 and the pension benefits commenced under the employment agreement following his resignation.

(12)	Mr. Myers resigned effective May 1, 2005. Mr. Myers entered into a retirement and separation agreement effective May 1, 2005 with a term through May 1, 2009. During the term of this agreement, he is considered a non-executive employee with total compensation of $500,000 per year, allocated as follows: (i) compensation for his services as an employee at $60,000; (ii) compensation for non-compete provisions at $220,000 and (iii) compensation for releases of claims and other covenants at $220,000. In 2008, Mr. Myers received $1,099 for the cost of group term life insurance exceeding $50,000. He is to be granted annually the same stock based compensation received by a non-employee director of the Company, which was a restricted stock award of 1,000 of our shares of stock at the fair market value on the date of grant in 2008. The agreement provides that the Governance Committee agrees to annually consider Mr. Myers for nomination to the Board of Directors, and if nominated and elected by the shareholders to the Board, the Board agrees to appoint him as the Chairman of the Board of Directors. The agreement provides coverage under the Company’s health care plan until May 1, 2009. At such time, until he reaches age 75, we will reimburse him for any private supplemental health care coverage that he obtains up to a maximum of the then-current cost of COBRA coverage under our health care plan. No COBRA reimbursements were made in 2008.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

Compensation Disclosure and Analysis.

The primary objective of our executive compensation package is to attract, retain, and motivate our executives. Our current executive officers, John C. Orr, President and Chief Executive Officer, and Donald A. Merril, Chief Financial Officer, Vice President and Corporate Secretary, are compensated according to the terms of their employment contracts, which are described below. We seek to provide a total compensation package that is competitive and that rewards our executives for their role in creating value for our shareholders.

Overview:

Our Compensation Committee, which is comprised of three independent directors, is responsible for establishing and administering our compensation policies. To meet our goals, the Compensation Committee has implemented compensation packages that are based on a mix of salary, bonus, equity awards and other benefits. The Compensation Committee focuses on performance based compensation to ensure the alignment of our executives’ interests with those of our shareholders. We believe that performance and equity based compensation are the components of our executive compensation package that will maximize shareholder value and enable us to attract and retain qualified executives. In furtherance of this goal, commencing in 2007, our Compensation Committee implemented a performance incentive based program for determining annual bonuses.

The Compensation Committee has the authority to engage its own independent advisors and compensation consultants to assist in carrying out its responsibilities. In fiscal 2008, the Compensation Committee engaged Westervelt Consulting LLC to conduct a study and make recommendations on the types and amounts of compensation for our executives, including review of peer company practices, which included the compensation of executives at Brush Engineered Materials, Inc, Caraustar Industries, Inc., Chesapeake Energy Corporation, Libbey Inc., Nordson Corporation, OMNOVA Solutions Inc., Park-Ohio Holdings Corp., and STERIS Corporation, among others. Westervelt Consulting LLC has not provided other services to Myers during fiscal 2008 and has received no compensation other than with respect to the services provided to the Compensation Committee.

The Chief Executive Officer regularly meets with the Compensation Committee and makes recommendations with respect to our compensation programs, practices and packages for executives and other employees. The Compensation Committee considers these recommendations in its deliberations. The Compensation Committee meets in executive session at the end of each meeting. The Compensation Committee discusses Mr. Orr’s compensation package with him, but makes its decisions with regard to his compensation in executive session. Under the terms of their respective employment agreements, Mr. Orr’s and Mr. Merril’s respective base salaries may not be decreased.

Objectives:

Our executive compensation program is designed to meet the following goals:

•	Motivate our executive officers to achieve short-term and long-term Company goals that will increase shareholder value;

•	Motivate and reward executives whose knowledge, skills and performance are crucial to our success; and

•	Attract and retain talented and experienced executives and other key employees.

Policies:

To meet our objectives, the Compensation Committee has implemented the following policies:

•	Provide compensation packages that are competitive in the market;

•	Provide short-term performance incentives by establishing goals for our executives through a bonus plan focused on operating performance and cash flow; and

•	Provide long-term performance incentives and reward executive management for achievement of long-term strategic initiatives through the use of restricted stock awards, option grants and other equity-based awards. Such awards were granted in fiscal 2008 under our Amended and Restated 1999 Incentive Stock Option Plan and were also conditionally granted in fiscal 2008 under the 2008 Incentive Stock Plan. If approved at the Annual Meeting, the 2008 Incentive Stock Plan would be a source of similar future grants to those previously made under our Amended and Restated 1999 Incentive Stock Option Plan.

Compensation Components:

Our executive compensation program is designed to be consistent with the objectives set forth above. The basic elements of our compensation package include (i) base salary, (ii) annual bonus opportunities,

(iii) long-term incentives, such as equity awards, (iv) retirement benefits, and (v) executive perquisites and generally available health, welfare and other benefit programs.

The Compensation Committee reviews the compensation program on an annual basis. In setting compensation levels for a particular executive, the Compensation Committee takes into consideration the executive’s past and expected contributions to our business.

Base Salary.  Base salaries for our executives are established based on the scope of their responsibilities and their relevant background, training and experience. Data on compensation practices of companies similar to ours is also considered in setting base salaries. In setting the base salary for John Orr and Donald Merril, the Compensation Committee reviewed the base salaries of similarly situated executives at each of Brush Engineered Materials, Inc, Caraustar Industries, Inc., Chesapeake Energy Corporation, Libbey Inc., Nordson Corporation, OMNOVA Solutions Inc., Park-Ohio Holdings Corp., and STERIS Corporation, among others. Such data is typically gathered through searches of publicly available information with the assistance of Westervelt Consulting LLC. The base salary for our executive officers is set forth in their respective employment agreements and these salaries are reviewed on an annual basis. All of the executives are eligible for periodic increases in base salary based on performance. The purpose of the base salary component is to keep our annual compensation for our executives competitive with the market.

For fiscal 2009, the Compensation Committee has decided not to increase any base salaries for any of the executive officers named in the Summary Compensation Table. Any salary increase in the future will be based on factors including, but not limited to, the performance of the Company and the individual contributions of each of the executive officers.

Bonus.  For fiscal 2008, the Compensation Committee modified the executive cash bonus compensation plan that was previously adopted by the Compensation Committee. In keeping with its policy of rewarding executives for performance, the plan awards bonuses based on our achievement of operational goals and individual performance. The plan was applicable to members of senior management and determined cash bonus awards based on two components: (i) 50% of the award amount was based on the Company’s achievement of certain targets for earnings before interest, taxes, depreciation and amortization (EBITDA), as adjusted for extraordinary income and expenses, that were established by the Compensation Committee, and (ii) 50% of the award amount was based on the Company’s achievement of certain targets for cash flow established by the Compensation Committee. The table below sets forth the EBITDA and cash flow targets established by the Compensation Committee for fiscal 2008:

Percentage Payout	EBITDA Target	Cash Flow Target
	(In millions)	(In millions)

0%	$76.37	$45.78
25%	$89.61	$52.38
50%	$102.84	$58.99
75%	$116.07	$65.60
100%	$129.31	$72.21
125%	$137.39	$76.72
150%	$145.47	$81.23
175%	$153.55	$85.75
200%	$161.63	$90.26

The percentage payout for each component was determined independently of the other component and was determined based on a sliding scale between zero and 200%. The resulting percentage payout for each component was added together to determine the total percentage payout under the plan. Each participant’s total bonus award under the plan was determined by multiplying the total percentage payout under the plan by the salary target specified by the Compensation Committee for each participant in the plan based on their management level and experience. For fiscal 2008, the aggregate target award for the Chief Executive Officer was 100% of his base salary, with a maximum aggregate award of 200% of his base salary, and the aggregate target award for the Chief Financial Officer was 75% of his base salary, with a maximum aggregate award of 150% of his base salary.

In fiscal 2008, after adjustments for extraordinary income and expenses approved by the Compensation Committee, the Company achieved an EBITDA under the plan of $83.0 million and cash flow under the plan of $49.9 million. These results corresponded to a 6.2% payout for the EBITDA component under the plan and 7.8% payout for the cash flow component under the plan, with a total payout of 14.0%. In accordance with the plan, the Chief Executive Officer was entitled to a cash bonus under the plan for fiscal 2008 equal to 100% of his 2008 salary multiplied by 14.0%, which equated to an award of $90,300. The Chief Financial Officer was entitled to a cash bonus under the plan for fiscal 2008 equal to 75% of his 2008 salary multiplied by 14.0%, which equated to an award of $34,650. However, in light of the difficult economic environment in which the Company is operating, management elected to waive any payments under the executive cash bonus compensation plan for fiscal 2008. The Compensation Committee accepted management’s proposal and no cash bonuses were awarded to the Named Executive Officers under the plan for fiscal 2008.

The Compensation Committee has decided to continue this executive cash bonus compensation plan for fiscal 2009, with EBITDA and cash flow targets established by the Compensation Committee for fiscal 2009 as set forth in the table below:

	EBITDA Target	Cash Flow Target
Percentage Payout	(In millions)	(In millions)

0%	N/A	$42.34
25%	N/A	$44.99
50%	N/A	$47.63
75%	N/A	$50.28
100%	$83.39	$52.93
125%	$85.99	$56.24
150%	$88.60	$59.55
175%	$91.21	$62.85
200%	$93.81	$66.16

Long-Term Incentives.  We award long-term equity incentive grants to our executives as part of our total compensation package. These awards are consistent with our goal of motivating and rewarding our executives for increasing shareholder value.

Historically, our long-term equity incentive compensation has been in the form of stock options to acquire our Common Stock. These options typically vest over a three-year or four-year period. At the Annual Meeting our shareholders will vote on a proposal to approve the 2008 Incentive Stock Plan, which will allow for grants of stock options, stock appreciation rights, performance awards, restricted stock and other forms of equity-based awards. The 2008 Incentive Stock Plan replaces our Amended and Restated 1999 Incentive Stock Plan, which expired by its terms, and would allow the Company to continue to grant similar equity-based awards.

Stock options were granted to our executives in April 2008 under our Amended and Restated 1999 Incentive Stock Plan. These grants were made in early 2008 to account for grants that would have been made during fiscal year 2007, except that certain restrictions in the Agreement and Plan of Merger by and among the Company, Myers Holdings Corporation (f/k/a MYEH Corporation) and Myers Acquisition Corporation (f/k/a MYEH Acquisition Corporation), dated April 24, 2007, as amended (the “Merger Agreement”) prohibited Myers from making such grants during 2007. When the Merger Agreement was terminated on April 3, 2008, the Company was permitted to make these grants. All of the foregoing stock option grants have a per share exercise price equal to the fair market value of our Common Stock on the date of grant as specified in the Amended and Restated 1999 Incentive Stock Plan.

In addition, in October 2008, stock options were conditionally awarded to our executives for fiscal 2008 under the 2008 Incentive Stock Plan because there was no longer a sufficient number of shares available under the Amended and Restated 1999 Incentive Stock Plan to make these awards. The 2008 Incentive Stock Plan replaces our Amended and Restated 1999 Plan, which expired by its terms, and allows for similar equity-based awards to be granted to certain of our employees and directors. If the 2008 Incentive Stock Plan is not approved by our shareholders at the Annual Meeting, then these conditional option awards will be cancelled. All of these conditional stock option awards have a per share exercise price equal to the fair market value of our Common Stock on the date of grant as specified in the 2008 Incentive Stock Plan.

Retirement Benefits.  We have adopted a Supplemental Executive Retirement Plan (“SERP”) which provides certain pension benefits to a select group of management employees, including our executive officers. The annual supplemental pension benefit is payable for ten years commencing at retirement or age 65. Credit for years of service under the SERP may also be awarded to a participant at the discretion of the Compensation Committee. As part of their employment agreements Mr. Orr and Mr. Merril were provided with an annual SERP benefit equal to $275,000 (in the case of Mr. Orr) and $50,000 (in the case of Mr. Merril), payable for ten years commencing at the later of retirement or age 65.

In addition to the SERP, we maintain a tax-qualified 401(k) Plan, pursuant to which all participants are eligible to receive matching contributions from the Company.

Other.  We maintain broad-based benefits and perquisites that are provided to all employees, including health insurance and life and disability insurance. We also provide our executive officers with various personal benefits. For the first half of fiscal 2008, these benefits for our Chief Executive Officer included use of a company automobile, automobile insurance cost reimbursement, reimbursement for an annual physical, club membership, tax gross-up payments and reimbursement for basic financial planning services. For the second half of fiscal 2008, after the Company entered into the Amended and Restated Employment Agreement between Myers and John C. Orr, effective June 1, 2008 (the “Revised Orr Employment Agreement”), these benefits for our Chief Executive Officer were modified to include an automobile and reimbursement of insurance and other expenses related to the automobile as well as excise tax gross-up payments. For fiscal 2008, these benefits for our Chief Financial Officer included an automobile, automobile insurance cost reimbursement, reimbursement for an annual physical and use of the Company club membership. These benefits are valued by calculating their incremental cost to the Company.

Termination and Change of Control Based Compensation:

We recognize that executives often face challenges securing new employment following a termination of employment and therefore have provided our executive officers with severance payments as provided in their respective employment agreements. Upon a termination of our Chief Executive Officer’s employment by the Company other than for cause or upon his resignation for good reason, under the Revised Orr Employment Agreement, Mr. Orr will receive: (1) three times his annual base salary as in effect on the date of his termination in a lump sum within thirty (30) days after such termination; (2) an amount equal to the sum of (A) three times his annual bonus at the highest rate in effect during the prior three year period plus (B) a pro-rata portion of the target annual bonus within thirty (30) days after such termination; (3) COBRA health coverage at the Company’s expense for the applicable period under 4980B of the Internal Revenue Code of 1986, as amended, followed by coverage under the Company’s health care plans for the remainder of the payment term; (4) continuation of the automobile allowance for the remainder of the payment term; (5) long term disability protection for the remainder of the payment term; (6) life insurance protection for the remainder of the payment term; and (7) outplacement services for one year. Upon a termination of our Chief Financial Officer’s employment by the Company other than for cause or upon his resignation for good reason, Mr. Merril will receive: (1) one times his annual base salary as in effect on the date of his termination in a lump sum within thirty (30) days after such termination; (2) one times his annual bonus at the highest rate in effect during the prior three year period within thirty (30) days after such termination; and (3) continuation of benefits for a period of one year.

Additionally, our executive officers are entitled to certain payments upon a change in control of the Company on the terms set forth in their respective employment agreements. Upon our Chief Executive Officer’s termination following a change in control, such termination will be treated as a termination for good reason and, in addition, all of Mr. Orr’s outstanding stock options and restricted stock awards will become vested, to the extent not previously forfeited or terminated. Upon our Chief Financial Officer’s termination following a change in control, Mr. Merril is entitled to receive: (1) one and a half times his annual base salary as in effect on the date of his termination in a lump sum within thirty (30) days after such termination; (2) one and a half times his annual bonus at the highest rate in effect during the prior three year period within thirty (30) days after such termination; and (3) continuation of benefits for a period of eighteen (18) months.

Compensation of Chief Executive Officer:

In May, 2005, the Board appointed John C. Orr as the Chief Executive Officer. Mr. Orr had previously held the position of Chief Operating Officer. When establishing the compensation for the Chief Executive Officer, the Compensation Committee reviewed Mr. Orr’s performance, which included in part a review of the Company’s operations, results, cost containment and reductions, as well as his leadership skills. In addition, the Compensation Committee conducted an assessment of his abilities to meet the goals and objectives being set for him as Chief Executive Officer in areas such as strategic planning, financial results (annual and long-term), and succession planning, as well as taking into consideration the increase in responsibilities and obligations in his new position as Chief Executive Officer. The Compensation Committee also reviewed publicly available compensation information for companies similar to ours in one or more ways, such as those with like amount of sales, market value, products, or within the same industry or geographic area. Mr. Orr’s base salary in 2006 was $600,000, in 2007 his base salary was $645,000, and in 2008 his base salary was $645,000 for the first half of fiscal 2008, and effective June 1, 2008, his base salary was increased to $725,000 pursuant to the Revised Orr Employment Agreement. Mr. Orr’s prior employment agreement expired on April 30, 2008. Effective June 1, 2008, upon the recommendation of the Compensation Committee the Company approved the execution of the Revised Orr Employment Agreement for John C. Orr to continue as President and Chief Executive Officer of the Company. The full text of the Revised Orr Employment Agreement is attached as Exhibit 10.1 to the current report on Form 8-K filed with the SEC on June 24, 2008.

Pursuant to the Revised Orr Employment Agreement, Mr. Orr received a one-time special option to purchase shares of Common Stock with a value on the date of grant of at least $750,000, and during the term of the Revised Orr Employment Agreement, Mr. Orr is entitled to an annual grant of stock options with a value on the date of grant of at least $1,000,000. The number of options granted are determined on the basis of a Black-Scholes valuation or other measure utilized by the Compensation Committee, provided such other measure is in general use at the time of such grant by other public companies.

In determining the Chief Executive Officer’s cash bonus for fiscal 2008, the Compensation Committee utilized the criteria established by the executive cash bonus compensation plan. The plan formula resulted in an award equal to $90,300, however, in light of the difficult environment in which the Company is operating, management elected to waive any payments under the executive cash bonus compensation plan for fiscal 2008. The Compensation Committee accepted management’s proposal and the Chief Executive Officer was awarded no cash bonus for fiscal 2008.

Compensation of Chief Financial Officer:

Effective January 24, 2006, the Company entered into an employment agreement with Donald A. Merril, which provided him with a base salary of $300,000 and a guaranteed bonus of $150,000 for fiscal 2006 that was paid in fiscal 2007, with any additional or future bonus being fully discretionary. Under his employment agreement the Compensation Committee has the discretionary authority to award Mr. Merril stock based compensation.

In determining the Chief Financial Officer’s cash bonus for fiscal 2008, the Compensation Committee utilized the criteria established by the executive cash bonus compensation plan. The plan formula resulted in an award equal to $34,650, however, in light of the difficult environment in which the Company is operating, management elected to waive any payments under the executive cash bonus compensation plan for fiscal 2008. The Compensation Committee accepted management’s proposal and the Chief Financial Officer was awarded no cash bonus for fiscal 2008. The Compensation Committee has decided to maintain Mr. Merril’s base salary under his employment agreement at $330,750 for fiscal 2009.

Employment Agreements:

While the Compensation Committee reviews each individual’s performance, the recommendation of the Chief Executive Officer is the primary factor used by the Committee in determining the base salary for the Named Executive Officers other than the Chief Executive Officer. The Compensation Committee’s review of performance and determination of compensation is based upon the same factors as mentioned above for the Chief Executive Officer, but as applicable to the executive’s duties and responsibilities. Other than John C. Orr, Donald A. Merril is the only Named Executive Officer of the Company.

Accounting and Tax Considerations:

In designing our compensation programs, we take into consideration the accounting and tax effect that the compensation components will have or may have on the executives and the Company.

Compensation Committee Interlocks and Insider Participation.

During fiscal 2008, the following directors were members of the Compensation Committee: Jon H. Outcalt, Edward W. Kissel and Richard L. Osborne. None of the Compensation Committee’s members have at any time been an officer or employee of the Company. None of our executive officers serves, or in the past fiscal year has served as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on the Company’s Board of Directors or Compensation Committee.

Compensation Committee Report on Executive Compensation.

The information contained in this report shall not be deemed to be “soliciting material” or “filed” with the SEC or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act.

The Compensation Committee, which is comprised of three independent directors, operates under a written charter adopted by the Compensation Committee and ratified by the Board of Directors. A copy of the charter is available on our website www.myersind.com on the “Corporate Governance” page under the “Investor Relations” section. The Compensation Committee is responsible for, among other duties, establishing and administering the policies which govern executive compensation.

The executive compensation program for the executive officers of the Company is administered by the Compensation Committee. The Compensation Committee’s function is to review the performance of the Chief Executive Officer and the other executive officers in determining the amount and type of compensation to be paid and awarded, as well as to approve compensation adjustments and to make awards of cash bonuses and stock based compensation, if deemed appropriate. Historically, the Compensation Committee primarily based its decisions on qualitative factors, exercising its discretion and using its judgment after considering those factors it deemed relevant. In keeping with this goal, the Compensation Committee implemented a performance incentive based program for determining annual bonuses that commenced in 2007. The Compensation Committee continues to place increased emphasis on quantitative factors pursuant to the executive cash bonus compensation plan adopted in 2007, as modified in 2008.

The Compensation Committee, in the performance of its duties and responsibilities, has reviewed and discussed with management the information provided under the heading “Compensation Discussion and Analysis”. Based on our review of the “Compensation Discussion and Analysis” disclosure and discussions with management regarding its content, we have recommended to the Board of Directors that the “Compensation Discussion and Analysis” be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008.

The foregoing report has been furnished by the current members of the Compensation Committee, being:

Jon H. Outcalt, Chairman and Presiding Director	Edward W. Kissel	Richard L. Osborne

Summary of Cash and Certain Other Compensation.  The following table contains certain information regarding the compensation earned, paid or payable during 2008, for services rendered to the Company and its subsidiaries during fiscal 2008, to John C. Orr and Donald A. Merril (collectively, the “Named Executive Officers”).

SUMMARY COMPENSATION TABLE

							Change in
							Pension
							Value and
						Non-Equity	Nonqualified
				Stock	Option	Incentive Plan	Deferred	All Other
Name and		Salary	Bonus	Awards	Awards	Compensation	Compensation	Compensation
Principal Position	Year	($)	($)(1)	($)(2)(3)	($)(2)(3)	($)	Earnings ($)	($)(4)	Total ($)

John C. Orr	2008	725,000	—	131,117	294,887	—	888,272	41,587	2,080,863
	2007	645,000	591,465	85,100	118,166	—	28,289	51,519	1,519,539
	2006	600,000	605,000	21,275	41,816	—	47,908	42,950	1,358,799
Donald A. Merril	2008	330,750	—	40,172	83,672	—	—	5,786	460,380
	2007	315,000	230,000	25,530	65,450	—	—	11,030	647,010
	2006	280,769	200,000	6,382	16,362	—	—	5,415	508,928

(1)	The amounts set forth in this column were earned during the respective fiscal year and paid early in the following year.

(2)	Amounts shown do not reflect compensation actually received by the executive officers. Instead the amounts shown are the compensation costs recognized by us in each respective fiscal year for restricted stock awards and options as determined pursuant to FAS 123R. The assumptions used to calculate the fair value of these awards are set forth under the stock compensation footnote in the notes to the Consolidated Financial Statements of the Company included in our Annual Report on Form 10-K for fiscal 2008 filed with the SEC on March , 2009. The Option Exercises and Stock Vested amounts in the table are the value realized by Mr. Orr and Mr. Merril on the exercise of stock options during each respective fiscal year.

(3)	Information regarding the shares of restricted stock and stock options granted to our named executive officers during 2006, 2007 and 2008 are set forth in the Grants of Plan Based Awards Table for each respective year. The Grants of Plan Based Awards Table also sets forth the aggregate grant date fair value of the restricted stock and stock options computed in accordance with FAS 123R.

(4)	The amounts set forth in this column include: (a) Company contributions under our 401(k) plan and profit sharing plan; (b) tax reimbursement payments; (c) severance payments and (d) perquisites and other personal benefits. These amounts are listed in the following table:

Mr. Orr	2008	2007	2006

Contributions	1,347	5,185	5,186
Tax Reimbursement	12,250	19,848	16,750
Perquisites	27,990	26,486	21,014

	41,587	51,519	42,950
Mr. Merril

Contributions	—	—	—
Tax Reimbursement	—	—	—
Perquisites	5,786	11,030	5,415

	5,786	11,030	5,415

The perquisites and other personal benefits for the first half of fiscal 2008 for Mr. Orr included: (i) use of a company automobile; (ii) automobile insurance cost reimbursement; (iii) an annual physical; (iv) club membership; (v) tax gross-up payments; and (vi) reimbursement for basic financial planning. For the second half of fiscal 2008 after the execution of the Revised Orr Employment Agreement, the perquisites and other personal benefits for Mr. Orr included: (i) an automobile; (ii) reimbursement of insurance expenses and other expenses related to the automobile and (iii) excise tax gross-up payments. The perquisites and other personal benefits for Mr. Merril during fiscal 2008, included; (i) an automobile; (ii) automobile insurance cost reimbursement; (iii) reimbursement for an annual physical, and (iv) use of the Company club membership. These benefits are valued based on the incremental costs to us.

Employment Agreements Including Change In Control

John C. Orr, President and Chief Executive Officer, was appointed to his current position on May 1, 2005. On June 20, 2008, the Board of Directors, upon the recommendation of the Compensation Committee, approved the Revised Orr Employment Agreement, which was effective as of June 1, 2008 and has a three year term. The Revised Orr Employment Agreement provides a base salary of $725,000 and certain benefits, with an annual bonus opportunity each year during his employment term that is based on metrics established by the Compensation Committee, but with a target of not less than 100% of Mr. Orr’s base salary for the particular year. The benefits provided under the Revised Orr Employment Agreement include, but are not limited to: (i) participation in our profit sharing plan, (ii) benefits under the executive supplemental retirement plan, (iii) short-term and long-term disability insurance, (iv) life insurance, (v) medical and dental insurance, (vi) vacation, (vii) incentive stock options under the Amended and Restated 1999 Incentive Stock Plan and, if approved, the 2008 Incentive Stock Plan, (viii) an automobile and reimbursement of insurance and other expenses related to the automobile, (ix) annual grant of stock options with a value on the date of grant of at least $1,000,000 determined on the basis of a Black-Scholes valuation or other measure utilized by the Compensation Committee, provided such other measure is in general use at the time of such grant by other public companies, (x) a one-time special option to purchase shares of Common Stock with a value on the date of grant of at least $750,000 and (xi) reimbursement of any excise taxes. It also provides that if Mr. Orr is terminated other than for cause or if he terminates for good reason, or if there is a change in control, then he is entitled to: (1) three times Mr. Orr’s annual base salary as in effect on the date of his termination in a lump sum within thirty (30) days after such termination; (2) an amount equal to the sum of (A) three times his annual bonus at the highest rate in effect during the prior three year period plus (B) a pro-rata portion of the target annual bonus within thirty (30) days after such termination; (3) COBRA health coverage at the Company’s expense for the applicable period under 4980B of the Internal Revenue Code of 1986, as amended, followed by coverage under the Company’s health care plans for the remainder of the payment term; (4) continuation of the automobile allowance for the remainder of the payment term; (5) long term disability protection for the remainder of the payment term; (6) life insurance protection for the remainder of the payment term; and (7) outplacement services for one year and is provided with IRC Section 280G protection in the form of an excise tax gross-up payment. In addition, upon Mr. Orr’s termination following a change of control, all of Mr. Orr’s outstanding stock options and restricted stock awards will become vested, to the extent not previously forfeited or terminated. Under the Revised Orr Employment Agreement, if our shareholders do not approve the 2008 Incentive Stock Plan at the Annual Meeting, then Mr. Orr is permitted to terminate the Revised Orr Employment Agreement and such termination will be for good reason. Mr. Orr is also subject to a three year non-compete agreement.

In the event that Mr. Orr’s employment is terminated by us other than for cause or by him for good reason, or if there is a change of control of the Company, then Mr. Orr would receive the following benefits under the Revised Orr Employment Agreement if such event occurred as of December 31, 2008: (i) a lump sum payment of $3,990,000 consisting of a combination of a payment of three times his most recent salary and three times the highest annual bonus awarded during the prior three year period; (ii) continuation of medical, dental, long and short-term disability protection and any life insurance coverage for a period of three years with an estimated value of $62,856; (iii) acceleration of the vesting of stock options or other vesting provisions related to restricted stock or other stock awards having a value of $1,284,554 and

(iv) other benefits valued at $113,790, including payments for automobile allowances. If Mr. Orr is terminated by us for cause or he resigns other than for good reason, then Mr. Orr is only entitled to compensation earned prior to the date of termination that has not yet been paid.

Donald A. Merril, Vice President, Chief Financial Officer and Corporate Secretary, was appointed to his current position effective April 25, 2006. On January 24, 2006, the Compensation Committee approved an employment agreement with Mr. Merril for a term that continues indefinitely until an event of termination. It provided him with a base salary of $300,000 and certain benefits, with a guaranteed bonus of $150,000 for fiscal 2006 payable in 2007, with any additional or future bonus being fully discretionary. The benefits provided under Mr. Merril’s employment agreement include, but are not limited to: (i) participation in our profit sharing plan, (ii) benefits under the executive supplemental retirement plan, (iii) short-term and long-term disability insurance, (iv) group term life insurance, (v) medical and dental insurance, (vi) vacation, (vii) incentive stock options under the Amended and Restated 1999 Incentive Stock Plan and, if approved, the 2008 Incentive Stock Plan, and (viii) an automobile and reimbursement of related expenses. The Compensation Committee increased the annual salary payable to Mr. Merril under his employment agreement to $315,000 beginning in calendar year 2007 and to $330,750 beginning in calendar year 2008. His employment agreement also provides that if Mr. Merril is terminated other than for cause or if he terminates for good reason, he is entitled to one year of compensation and benefits. If there is a change in control and Mr. Merril is terminated, Mr. Merril is entitled to 18 months compensation and benefits and is provided with IRC Section 280G protection in the form of an excise tax gross-up payment, if applicable. Mr. Merril is subject to a three year non-compete agreement, except in a change in control situation, and then for 18 months.

In the event that Mr. Merril’s employment is terminated by us other than for cause or by him for good reason then Mr. Merril would receive the following benefits if such event occurred as of December 31, 2008: (i) a lump sum payment of $560,750 consisting of a combination of a payment of his most recent base salary and the highest annual bonus awarded during the prior three year period; (ii) continuation of medical, dental, long and short-term disability protection and any life insurance coverage for a period of one year with an estimated value of $16,392; (iii) acceleration of the vesting of stock options or other vesting provisions related to restricted stock or other stock awards having a value of $230,751 and (iv) other benefits valued at $30,132, including payments for automobile allowances and executive outplacement service fees. In the event of a change of control, Mr. Merril has the right to extend his employment under the terms of this employment agreement for a period of 18 months. Further upon a change of control and termination of Mr. Merril’s employment by us other than for cause or by him for good reason then Mr. Merril would receive the following benefits if such event occurred as of December 31, 2008: (i) a lump sum payment of $841,125 consisting of a combination of a payment of one and a half times his most recent salary and one and a half times the highest annual bonus awarded during the prior three year period; (ii) continuation of medical, dental, long and short-term disability protection and any life insurance coverage for a period of eighteen months with an estimated value of $24,587 (iii) acceleration of the vesting of stock options or other vesting provisions related to restricted stock or other stock awards having a value of $230,751 and (iv) other benefits valued at $32,698, including payments for automobile allowances and executive outplacement service fees. If Mr. Merril is terminated by us for cause or resigns other than for good reason, then Mr. Merril is only entitled to compensation earned prior to the date of termination that has not yet been paid.

For purposes of Mr. Orr’s and Mr. Merril’s employment agreements, a change in control is defined generally as: (1) the acquisition by any person of 20% or more of the voting power of outstanding securities of the Company, (2) a change in the majority of directors during a one year period, (3) a merger or consolidation of the Company where the Company is not the surviving entity, (4) the complete liquidation of the Company, (5) the sale or disposition of the Company’s manufacturing business, or (6) the sale or disposition of more than 50% of the Company’s assets.

The Code of Regulations provide that the Company will indemnify, to the fullest extent then permitted by law, any officer or former officer of the Company who was or is a party or is threatened to be made a party to any matter, whether civil or criminal, by reason of the fact that the individual is or was an officer of the

Company, or serving at the request of the Company of another entity. The Company has entered into indemnity agreements with its executive officers contractually obligating the Company to provide such protection. The Company also currently has in effect officer and director insurance coverage.

Grants of Plan Based Awards.  The following table contains information concerning the grant of plan based awards to the Named Executive Officers under: (1) the Amended and Restated 1999 Incentive Stock Plan, as amended, and (ii) the 2008 Incentive Stock Plan (which grants will be cancelled if shareholder approval of the 2008 Incentive Stock Plan is not obtained at the Annual Meeting). The actual value and gains, if any, on an option exercise are dependent upon the future performance of our Common Stock and overall market conditions. The option awards and unvested portion of stock awards identified in the table below are also reported in the Outstanding Equity Awards at Fiscal 2008 Year-End table below.

Grants of Plan Based Awards
During Fiscal 2008

								All Other		All Other
								Stock		Option
								Awards:		Awards:		Exercise	Grant Date
		Estimated Future			Estimated Future			Number		Number of		or Base	Fair Value
		Payouts Under Non-Equity			Payouts Under Equity			of Shares		Securities		Price of	of Stock
		Incentive Plan Awards			Incentive Plan Awards			of Stock		Underlying		Option	and Option
	Grant	Threshold	Target	Maximum	Threshold	Target	Maximum	or Units		Options		Awards	Award
Name:	Date	($)	($)	($)	($)	($)	($)	(#)		(#)		($/Sh)	$

John C. Orr	04/23/08	—	—	—	—	—	—	22,000	(1)			12.55	276,100
	04/23/08									1,263	(2)	12.55	5,178
	04/23/08									55,737	(3)	12.55	228,522
	06/20/08									251,921	(4)	9.00	750,000
	10/03/08									17,346	(2)(5)	10.92	74,588
	10/03/08									213,423	(3)(5)	10.92	917,719
Donald A. Merril	04/23/08	—	—	—	—	—	—	7,000	(1)			12.55	87,850
	04/23/08									20,000	(3)	12.55	82,000
	10/03/08									14,163	(2)(5)	10.92	60,901
	10/03/08									23,937	(3)(5)	10.92	102,929

(1)	Represents restricted stock awards that include forfeiture provisions including continued employment and achievement of certain stock performance targets. These awards will be forfeited on 9/20/12 if the stock performance targets are not met on such date.

(2)	Represents grants of incentive stock options.

(3)	Represents grants of non-qualified stock options.

(4)	Represents a grant of options that are subject to forfeiture provisions pursuant to the terms of the Revised Orr Employment Agreement.

(5)	Represents conditional awards of incentive stock options under the 2008 Incentive Stock Plan.

Outstanding Equity Awards at Fiscal Year End.  The following table shows all outstanding equity awards, that have not been exercised or that have not vested, held by the Named Executive Officers at the end of fiscal 2008. Certain of the awards identified in the table below are also reported in the Grants of Plan Based Awards During Fiscal 2008 table above.

Outstanding Equity Awards at Fiscal 2008 Year-End

	Option Awards							Stock Awards
Equity
										Equity	Incentive Plan
										Incentive Plan	Awards:
					Equity Incentive					Awards:	Market or
					Plan Awards:					Number of	Payout Value
	Number of		Number of		Number of					Unearned	of Unearned
	Securities		Securities		Securities			Number of	Market Value	Shares, Units	Shares, Units
	Underlying		Underlying		Underlying			Shares or	of Shares or	or Other	or Other
	Unexercised		Unexercised		Unexercised	Option		Units of Stock	Units of Stock	Rights That	Rights That
	Options		Options		Unearned	Exercise	Option	That Have	That Have	Have Not	Have Not
	(#)		(#)		Options	Price	Expiration	Not Vested	Not Vested	Vested	Vested
Name	Exercisable		Unexercisable		(#)	($)	Date	(#)	($)	(#)	($)

John C. Orr	3,300	(1)	—		0	8.00	3/12/2013	0	0	0	0
	—		213,423	(2)	0	10.92	10/3/2018	0	0	0	0
	—		17,346	(1)	0	10.92	10/3/2018	0	0	0	0

	Option Awards							Stock Awards
													Equity
												Equity	Incentive Plan
												Incentive Plan	Awards:
					Equity Incentive							Awards:	Market or
					Plan Awards:							Number of	Payout Value
	Number of		Number of		Number of							Unearned	of Unearned
	Securities		Securities		Securities			Number of		Market Value		Shares, Units	Shares, Units
	Underlying		Underlying		Underlying			Shares or		of Shares or		or Other	or Other
	Unexercised		Unexercised		Unexercised	Option		Units of Stock		Units of Stock		Rights That	Rights That
	Options		Options		Unearned	Exercise	Option	That Have		That Have		Have Not	Have Not
	(#)		(#)		Options	Price	Expiration	Not Vested		Not Vested		Vested	Vested
Name	Exercisable		Unexercisable		(#)	($)	Date	(#)		($)		(#)	($)

	—		251,921	(2)	0	9.00	6/20/2018	0		0		0	0
	—		55,737	(2)	0	12.55	4/23/2018	0		0		0	0
	—		1,263	(1)	0	12.55	4/23/2018	0		0		0	0
	4,579	(2)	2,289	(2)	0	17.02	9/19/2016	0		0		0	0
	20,000	(1)	5,000	(1)	0	11.15	5/31/2015	0		0		0	0
	30,088	(2)	15,044	(2)	0	17.02	9/19/2016	0		0		0	0
	—		—		0	0	0	20,000	(3)	160,000	(3)	0	0
	—		—		0	0	0	22,000	(4)	176,000	(4)	0	0

Donald A. Merril	9,000	(1)	6,000	(1)	0	15.11	1/24/2016	0		0		0	0
	5,576	(2)	2,788	(2)	0	17.02	9/19/2016	0		0		0	0
	6,424	(2)	3,212	(2)	0	17.02	9/19/2016	0		0		0	0
	0		20,000	(2)	0	12.55	4/23/2018	0		0		0	0
	0		14,163	(1)	0	10.92	10/3/2018	0		0		0	0
	0		23,937	(2)	0	10.92	10/3/2018	0		0		0	0
	0		0		0	0	0	6,000	(3)	48,000	(3)	0	0
	0		0		0	0	0	7,000	(4)	56,000	(4)	0	0

(1)	Represents grants of incentive stock options.

(2)	Represents grants of non-qualified stock options.

(3)	Represents restricted stock awards that include forfeiture provisions including continued employment and achievement of certain stock performance targets. These awards will be forfeited on 9/20/2010 if the stock performance targets are not met on such date.

(4)	Represents restricted stock awards that include forfeiture provisions including continued employment and achievement of certain stock performance targets. These awards will be forfeited on 9/20/2012 if the stock performance targets are not met on such date.

Option Exercises and Stock Vested for Fiscal 2008.  No stock vested and no options were exercised by any of the Named Executive Officers during fiscal 2008.

Pension Benefits.  The following table shows all pension benefits held by the Named Executive Officers at the end of fiscal 2008 other than pursuant to our 401(k) Plan. The Company has adopted a Supplemental Executive Retirement Plan (the “SERP”) which provides certain pension benefits to a select group of management employees. In the case of an executive officer of Myers, the SERP provides an annual supplemental pension benefit equal to $50,000 or such amount as determined by the Compensation Committee from time-to-time. The annual supplemental pension benefit is payable for ten years commencing at the later of retirement or age 65. Under their respective employment agreements with Myers, Mr. Orr is guaranteed a minimum annual supplemental pension benefit of $275,000 and Mr. Merril is guaranteed a minimum annual supplemental pension benefit of $50,000.

Pension Benefits

		Number of Years	Present Value of	Payments During
		Credited Service	Accumulated Benefit	Last Fiscal Year
Name	Plan Name	(#)	($)	($)

John C. Orr	Myers Industries, Inc. Executive Supplemental Retirment Plan	Fully Vested	1,411,589	0
Donald A. Merril	Myers Industries, Inc. Executive Supplemental Retirment Plan	Fully Vested	117,333	0

Policies and Procedures with Respect to Related Party Transactions.  The Board is committed to upholding the highest legal and ethical conduct in fulfilling its responsibilities and recognizes that related party transactions can present a heightened risk of potential or actual conflicts of interest. Accordingly, it is our preference, as a general rule, to avoid related party transactions.

Our Governance Committee reviews all relationships and transactions in which we and our directors, nominees for director and executive officers or their immediate family members are participants to determine whether such persons have a direct or indirect material interest. In addition, our Audit Committee is responsible for reviewing and investigating any matters pertaining to our ethical codes of conduct, including conflicts of interest.

PROPOSAL NO. 2 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Audit Committee appointed KPMG LLP as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ending December 31, 2008, and has re-appointed them for the year ending December 31, 2009. Additional information regarding the services provided to the Company by KPMG LLP during 2008 is set forth under the caption entitled “Matters Relating to the Independent Registered Public Accounting Firm”, below.

Representatives of KPMG LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they wish and to respond to properly raised shareholder questions.

Although shareholder ratification is not required under the laws of the State of Ohio, the appointment of KPMG LLP is being submitted to our shareholders for ratification at the Annual Meeting in order to provide a means by which our shareholders may communicate their opinion to the Audit Committee. If our shareholders do not ratify the appointment of KPMG LLP, the Audit Committee will reconsider the appointment, but is not obligated to change the appointment, and may for other reasons be unable to make another appointment.

The Board of Directors recommends that you vote “FOR” Proposal 2 relating to the ratification of the appointment of KPMG LLP

Matters Relating to the Independent Registered Public Accounting Firm

The firm of KPMG LLP audited the books and records of the Company for the years ended December 31, 2008, 2007 and 2006. Representatives of KPMG LLP are expected to be available at the Annual Meeting to respond to properly raised shareholder questions and will be given the opportunity to make a statement if they desire to do so.

A description of the fees billed to the Company by KPMG LLP for the years ended December 31, 2008 and 2007 is set forth in the table below.

KPMG LLP was retained by the Audit Committee in 2005. The Audit Committee (see, “Report of Audit Committee”) reviewed the non-audit services provided by KPMG LLP during the year ended December 31, 2008, and determined that the provision of such non-audit services was compatible with maintaining the accountants’ independence.

	2008	2007

Audit Fees(1)	$1,250,000	$1,500,000
Audit Related Fees(2)	$8,000	$260,000
Tax Fees(3)	$50,000	$210,000
All Other Fees(4)	$0	$0

(1)	Professional fees for the audit of the annual financial statements and the review of the quarterly financial statements.

(2)	Fees for assurance and related services reasonably related to audits and reviews of benefit plans.

(3)	Professional fees for tax compliance, tax advice, and tax planning.

(4)	Fees for all other products and services.

The Audit Committee’s Pre-Approval Policy requires the pre-approval of all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific range or budget. The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with the Pre-Approval Policy, and the fees for the services performed to date. During 2008, all services were pre-approved by the Audit Committee in accordance with the policy. The Pre-Approval Policy is available on our website, www.myersind.com on the “Corporate Governance”’ page under the “Investor Relations” Section.

Audit Committee Report

The information contained in this report shall not be deemed to be “soliciting material” or “filed” with the SEC or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act or Exchange Act.

The Audit Committee, which is composed of four independent directors, is responsible for assisting the Board of Directors in fulfilling its oversight responsibilities pertaining to the accounting, auditing and financial reporting processes of the Company. The duties and responsibilities of the Audit Committee are set forth in our Audit Committee Charter, which is published on the Company’s website www.myersind.com on the “Corporate Governance” page under the “Investor Relations” section. Management is responsible for establishing and maintaining the Company’s internal control over financial reporting and for preparing financial statements in accordance with accounting principles generally accepted in the United States of America. The Audit Committee is directly responsible for the appointment, oversight, compensation and retention of KPMG LLP, the independent registered public accounting firm for the Company. KPMG LLP is responsible for performing an independent audit of the Company’s annual financial statements and expressing an opinion on (i) the conformity, in all material respects, of the Company’s financial statements with accounting principles generally accepted in the United States of America and (ii) the effectiveness of internal control over financial reporting.

Each member of the Audit Committee is financially literate and independent as defined under the Company’s Independence Criteria policy and the independence standards set by the New York Stock Exchange. The Board has identified Robert A. Stefanko as the “audit committee financial expert”. Mr. Stefanko is independent, as independence for audit committee members is defined in the applicable listing standards of the New York Stock Exchange.

The Audit Committee’s responsibility is one of oversight. Members of the Audit Committee rely on the information provided and the representations made to them by: management, which has primary responsibility for establishing and maintaining appropriate internal control over financial reporting, and for the Company’s financial statements and reports; and by the independent registered public accounting firm, which is responsible for performing an audit in accordance with Standards of the Public Company Accounting Oversight Board — United States (“PCAOB”) and expressing an opinion on (i) the conformity, in all material respects, of the Company’s financial statements with U.S. generally accepted accounting principles and (ii) the effectiveness of internal control over financial reporting.

In the performance of our duties we have:

•	reviewed and discussed with management the Company’s audited financial statements as of and for the year ended December 31, 2008;

•	discussed with KPMG LLP, the independent registered public accounting firm for the Company, the matters required to be discussed by Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU Section 380) as adopted by PCAOB in Rule 3200T;

•	received the written disclosures and the letter from KPMG LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding KPMG LLP’s communications with the Audit Committee concerning independence, and has discussed KPMG LLP’s independence with KPMG LLP.

Based on the reviews and discussions referred to above, and exercising our business judgment, we recommended to the Board of Directors that the financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 for filing with the SEC. We have selected KPMG LLP as the Company’s independent registered public accounting firm for fiscal 2009, and have approved submitting the selection of the independent registered public accounting firm for ratification by the shareholders.

The foregoing report has been furnished by the current members of the Audit Committee, being:

Robert A. Stefanko, Chair and Presiding Director Vincent C. Byrd Jon H. Outcalt Keith A. Brown

PROPOSAL NO. 3 — APPROVAL OF ADOPTION OF 2008 INCENTIVE STOCK PLAN

On October 3, 2008, the Board of Directors adopted the 2008 Incentive Stock Plan, as amended and restated on March 6, 2009, subject to receipt of shareholder approval at the Annual Meeting. The Board of Directors recommends shareholder approval of the 2008 Incentive Stock Plan, which consists of 3,000,000 shares of Common Stock issuable to key employees of the Company and its subsidiaries. As of March 10, 2009, subject to receiving shareholder approval of the 2008 Incentive Stock Plan, 584,869 options under the 2008 Incentive Stock Plan have been conditionally awarded to our key employees. Each of these awards were made on October 3, 2008 (the “Conditional Grants”). If shareholder approval of the 2008 Incentive Stock Plan is not obtained at the Annual Meeting, then the Conditional Grants will be cancelled. In addition, if the 2008 Incentive Stock Plan is not approved then Mr. Orr is permitted to terminate the Revised Orr Employment Agreement and such termination will be for good reason. See section titled “Employment Agreements Including Change in Control” on page 18 of this Proxy Statement for more detail. The exercise price for the Conditional Grants is the closing price of the Common Stock on the New York Stock Exchange on October 3, 2008, the date on which the Conditional Grants were made, which was $10.92.

Summary of the 2008 Incentive Stock Plan

The following summary description of the 2008 Incentive Stock Plan is qualified in its entirety by reference to the full text of the 2008 Incentive Stock Plan, which is attached to this Proxy Statement as Annex A and incorporated herein by reference. The 2008 Incentive Stock Plan provides for the grant of awards to our directors, officers and key employees. The Compensation Committee has the ability to grant a number of types of stock awards such as stock options, stock appreciation rights, performance awards, restricted stock awards, restricted stock or restricted stock equivalents, or other forms of equity-based awards consistent with the purpose of the 2008 Incentive Stock Plan. The purpose of the 2008 Incentive Stock Plan is to provide incentives to our key employees and non-management independent directors to acquire Common Stock in the Company and to further align their incentives with the long-term growth and profitability objectives of Myers along with assisting Myers in attracting and retaining key employees and directors.

Administration of the 2008 Incentive Stock Plan

The 2008 Incentive Stock Plan is administered by the Compensation Committee of the Board or any other committee appointed by the Board, however, such committee must consist of not less than two non-employee, independent directors of Myers. The Board has designated the Compensation Committee with the responsibility for the administration of the 2008 Incentive Stock Plan. Subject to the provisions of the 2008 Incentive Stock Plan, the Compensation Committee is authorized to grant awards, to interpret the plan and such awards, to prescribe, amend and rescind the rules and regulations relating to the 2008 Incentive Stock Plan and the awards and to make other necessary or advisable determinations.

Eligibility and Participation

The 2008 Incentive Stock Plan provides that directors, officers and key employees of, and consultants to, Myers and its subsidiaries who are selected by the Compensation Committee are eligible to receive awards. No incentive stock options may be granted to a participant who is not an employee of Myers or its subsidiaries. In determining participants to whom awards will be granted and the number of shares to be subject to such award, the Compensation Committee shall take into account the duties of the participants, their present and potential contributions and such other factors as the Compensation Committee deems relevant. In no event shall a participant receive an award to acquire more than 1,000,000 shares of common stock in any one calendar year. As of December 31, 2008 approximately 3,600 individuals were entitled to participate in the plan.

A total of 3,000,000 shares will be authorized to be issued under the 2008 Incentive Stock Plan. Shares that are subject to awards that are forfeited, terminated or cancelled will be available for future issuance. As of March 10, 2009, a total of 2,415,131 shares were available for awards under the plan and 584,869 shares were subject to outstanding awards which are subject to shareholder approval of the 2008 Incentive Stock Plan.

Option Awards

The Compensation Committee may grant incentive stock options, non-qualified stock options, or a combination of the two.

The exercise price of each option, whether it be an incentive stock option or non-qualified stock option, may not be less than the fair market value of the Common Stock at the date of grant. Under the plan, the fair market value is generally the closing price of the Common Stock on the NYSE (or other principal exchange) on the date of grant or if no sale takes place on such day on any exchange, the average of the last reported closing bid and asked price on such day. The exercise price of each incentive stock option granted to any participant possessing more than 10% of the combined voting power of all classes of capital stock of Myers, or, if applicable, a parent or subsidiary of Myers, on the date of grant must not be less than 110% of the fair market value on that date, and no such option may be exercisable more than five years after the date of grant.

Options (other than certain incentive stock options as described above) granted will be exercisable for a term of not more than ten years from the date of grant but shall be subject to earlier termination. In addition, no employee may be granted an incentive stock option to the extent the aggregate fair market value, as of the date of grant, of the Common Stock with respect to which incentive stock options (under the plan and all other equity plans of Myers and its subsidiaries) are first exercisable by such participant during any calendar year exceeds $100,000.

Restricted Stock Awards

Restricted stock awards are rights to receive shares of common stock subject to forfeiture and other restrictions determined by the Compensation Committee. Generally, the number of shares of Common Stock subject to the restricted stock award shall be issued in the recipient’s name and the recipient shall be a shareholder and have all the rights of a shareholder with respect to such shares including the right to vote such shares and to receive dividends and other distributions; provided, however, that dividends on any shares subject to a restricted stock award that have not previously vested may be paid directly to the participant, withheld by Myers subject to vesting or reinvested in additional shares subject to a restricted stock award with similar vesting provisions as determined by the Compensation Committee. Until the restrictions with respect to any restricted stock award lapse, the shares will be held by Myers and may not be sold or otherwise transferred by the employee. Except as otherwise determined by the Compensation Committee, until the restrictions lapse, the shares will be forfeited if the employee’s employment is terminated for any reason. Restricted stock awards may vest upon either the passage of time or the achievement of one or more performance goals approved in writing and administered in accordance with Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), which performance goals may be based on an increase in the fair market value of the common stock of Myers; total shareholder return; growth in revenue, sales, settlements, market share, customer conversion, net income, share price and/or earnings per share; return on assets, net assets, and/or capital; economic value added; improvements in costs and/or expenses or any similar performance measure established by the Compensation Committee.

Stock Appreciation Rights (“SARs”)

A SAR is a right granted to a participant to receive shares of Common Stock or cash, or a combination thereof, in an amount equal to the excess of (a) the fair market value of a share of Common Stock on the date the SAR is exercised over (b) the fair market value of a share of Common Stock on the date the SAR was granted or, if granted in tandem with an option, at the discretion of the Compensation Committee, the option price of the shares subject to the option. SARs may be granted in tandem with an option or on a stand alone basis.

The Compensation Committee, in its discretion, may grant a SAR in tandem with an option either at the time the option is granted or at any time after the option is granted, so long as the SAR is granted during the period in which grants of SARs may be made under the plan. The Compensation Committee, in its discretion, may grant a SAR in tandem with an option which is exercisable either in lieu of, or in addition to, the exercise of the related option.

Each SAR granted in tandem with an option is exercisable only to the extent the related option is exercisable. SARs granted on a stand alone basis are exercisable for a term to be determined by the Compensation Committee. SARs shall be subject to such other terms and conditions as the Compensation Committee, in its discretion, shall determine. The terms and conditions may include Compensation Committee approval of the exercise of the SAR, limitations on the time within which and the extent to which such SAR shall be exercisable, limitations, if any, on the amount of the appreciation in value which may be recognized with regard to such SAR, and specification of what portion, if any, of the amount payable to the participant upon exercise of such SAR shall be payable in cash and what portion, if any, shall be payable in shares of Common Stock. Those SARs which are granted in tandem with incentive stock options are not exercisable unless the fair market value of the shares of common stock on the date of exercise exceeds the option price and in no event may the amounts paid pursuant to the SAR exceed the difference between the fair market value of the shares on the date of exercise and the option price.

If the award agreement related to the grant of a SAR in tandem with an option provides that the SAR can only be exercised in lieu of the related option, then, upon exercise of the SAR, the related option or portion thereof with respect to which such option is exercised will be deemed surrendered. If the award agreement related to the grant of a SAR in tandem with an option provides that the SAR can be exercised in addition to the related option, then, upon exercise of the SAR, the related option or portion thereof with respect to which such SAR is exercised shall not be deemed surrendered and shall continue to be exercisable.

Stock Unit Awards

Stock unit awards may be granted on such terms as the Compensation Committee may determine. A participant awarded stock units will not be deemed the beneficial owner of shares underlying the stock unit. Each stock unit will represent the right of the participant to receive an amount equal to the fair market value of a share of Common Stock on the date of payment of such stock unit. A holder of stock units will have no rights other than those of a general creditor of Myers. Payments made with respect to stock units may be made in the form of cash, shares or a combination of both and at such time as determined by the Compensation Committee at the time of the grant of the stock unit. Stock unit awards may vest either based on the passage of time or the achievement of one or more performance goals.

Director Awards

Each non-employee director who is a director as of the date of the annual meeting of the Board with respect to any given year and has been a director for the entire period since the annual meeting of shareholders of Myers that was held in the immediately preceding calendar year will be granted a director award of 1,000 shares of Common Stock (or such higher number of shares, not to exceed 3,000 shares as recommended by the Compensation Committee and approved by the full Board) as of such meeting date without any further action by the Compensation Committee. A recipient director, upon receipt of the director award, will be a shareholder with respect to all shares of Common Stock subject to the director award, including the right to vote such shares and to receive dividends and other distributions paid with respect to such shares.

Adjustments in Capitalization: Change in Control

Awards granted under the 2008 Incentive Stock Plan will be subject to adjustment upon stock dividend, stock split, recapitalization, merger, consolidation, combination, or exchange of shares, separation, reorganization or liquidation event, or other similar events, or in the event of extraordinary cash or non-cash dividends, being declared with respect to the shares, or similar transactions or events. Upon the occurrence of a specified event, the number and class of shares available under the 2008 Incentive Stock Plan in the aggregate and the number and class of shares subject to outstanding awards, applicable purchase prices and other applicable provisions, will be equitably adjusted by the Compensation Committee. Any adjustment to an incentive stock option shall be made in a manner consistent with Section 424 of the Internal Revenue Code of 1986, as amended (the “Code”).

In the case of a “Change of Control” the Compensation Committee may, in its sole discretion, determine, on a case-by-case basis, that each award granted under the 2008 Incentive Stock Plan shall terminate on the later of (i) the 30th day after the holder of the award receives written notice from Myers of its intention to terminate the award or (ii) the consummation of the Change of Control. Any holder of an option or SAR, in the event of such a termination, shall have the right, subject to any limitations on exercise contained in the award agreement, to exercise such option or SAR prior to the termination. A “Change of Control” includes: (i) the acquisition by any person (other than Stephen E. Myers) of securities of Myers representing 20% of the voting power, (ii) during any one year period a majority of the Board has been changed; or (iii) a merger or consolidation of Myers where securities representing more than 20% of the voting power are not held by Myers’ existing shareholders after such merger or consolidation; approval by the shareholders of a plan of complete liquidation or sale or disposition of more than 40% of Myers’ assets.

Valuation

The exercise price of each incentive stock option may not be less than the fair market value of the Common Stock at the date of grant. Under the 2008 Stock Incentive Plan, the fair market value is generally the closing price of the Common Stock on the New York Stock Exchange on the date of grant if it is a business day (if the date of grant is not a business day, then fair market value is the closing price of the Common Stock on the last business day prior to the date of grant). Unless the Compensation Committee determines otherwise, the option price per share of any non-qualified stock option shall be the fair market value of the shares of Common Stock on the date the option is granted. The exercise price of each incentive stock option granted to any participant possessing more than 10% of the combined voting power of all classes of capital stock of Myers, or, if applicable, a parent or subsidiary of Myers, on the date of grant must not be less than 110% of the fair market value on that date, and no such option may be exercisable more than five years after the date of grant.

Amendment and Termination

The 2008 Incentive Stock Plan will terminate on October 3, 2018, and awards will not be granted under the plan after that date although the terms of any award may be amended in accordance with the plan at any date prior to the end of the term of such award. Any awards outstanding at the time of termination of the plan will continue in full force and effect according to the terms and conditions of the award and the plan. Notwithstanding the foregoing, if the plan is not approved by the holders of shares having a majority of the voting power of all shares represented in person or by proxy at the Annual Meeting, the plan and all awards granted under the plan shall be void and of no force and effect.

The plan may be amended by the Board of Directors, provided that shareholder approval will be necessary as required under Section 422 of the Code (or any successor provision) or Rule 16b-3 or Rule 162(m) of the Code, and the rules of any exchange on which Myers’ shares are listed, and provided further that no amendment may impair any rights of any holder of an award previously granted under the plan without the holder’s consent.

Certain Federal Income Tax Consequences

Federal Income Tax Consequences — Non-Qualified Stock Options

A recipient of a non-qualified stock option will not generally recognize taxable income upon the grant of a non-qualified stock option. Upon the exercise of a non-qualified stock option, an option holder will generally recognize ordinary compensation income in an amount equal to the excess of (i) the fair market value of the shares received, over (ii) the exercise price paid therefor. An option holder will generally have tax basis in any shares received pursuant to the exercise of a non-qualified stock option that equals the fair market value of such shares on the date of exercise. Subject to the discussion under “Tax Code Limitations on Deductibility,” Myers will be entitled to a deduction for federal income tax purposes that corresponds as to timing and amount with the compensation income recognized by an option holder under the foregoing rules.

Federal Income Tax Consequences — Incentive Stock Options

A recipient of an incentive stock option will not recognize taxable income for regular tax purposes upon the grant or exercise of such an option. Upon exercise of an incentive stock option, the excess of the fair market value of the shares received over the exercise price will increase the alternative minimum taxable income of the option holder, which may cause such option holder to incur alternative minimum tax. The payment of any alternative minimum tax attributable to the exercise of an incentive stock option would be allowed as a credit against the option holder’s regular tax liability in a later year to the extent the option holder’s regular tax liability is in excess of an alternative minimum tax for that year. Upon the disposition of shares acquired upon exercise of an incentive stock option that have been held for the requisite holding period (two years from the date of grant and one year from the date of exercise of the incentive stock option) an option holder will generally recognize capital gain (or loss) equal to the excess (or shortfall) of the amount received in the disposition over the exercise price paid by the option holder for the shares. However, if an option holder disposes of shares that have not been held for the requisite holding period (a “Disqualifying Disposition”), the option holder will generally recognize ordinary compensation income in the year of the Disqualifying Disposition in an amount equal to the amount by which the fair market value of the shares at the time of exercise of the incentive stock option (or, if less, the amount realized in the case of an arms-length Disqualifying Disposition to an unrelated party) exceeds the exercise price paid by the option holder for such shares. An option holder would also recognize capital gain to the extent the amount realized in the Disqualifying Disposition exceeds the fair market value of the shares on the exercise date.

Myers will generally not be entitled to any federal income tax deduction upon the grant or exercise of an incentive stock option, unless an option holder subsequently makes a Disqualifying Disposition of the shares. If an option holder makes a Disqualifying Disposition, Myers (or a subsidiary) will then, subject to discussion below under “Tax Code Limitations on Deductibility” be entitled to a tax deduction that corresponds as to timing and amount with a compensation income recognized by an option holder under the rules described in the preceding paragraph.

Federal Income Tax Consequences — Restricted Stock Awards and Director Awards

Generally, an employee or director to whom a restricted stock or director award is made will recognize ordinary income for federal income tax purposes in an amount equal to the excess of the fair market value of the shares of Common Stock received at the time the shares first become transferable or are no longer subject to forfeiture over the purchase price, if any, paid by the employee or director for such Common Stock, and such amount will then be deductible for federal income tax purposes by Myers. Alternatively, if the recipient of a restricted stock award so elects, the recipient will recognize ordinary income on the date of grant in an amount equal to the excess of the fair market value of the shares of Common Stock (without taking into account any lapse restrictions) on such date, over the purchase price, if any, paid by the employee for such Common Stock, and such amount will then be deductible by Myers. In the event of the forfeiture of the Common Stock included in a restricted stock award, the employee will not be entitled to any deduction except to the extent the employee paid for such Common Stock. Upon a sale of the Common Stock included in the restricted stock award, the employee will recognize a capital gain or loss, which will be a long term capital gain or loss if held for more than one year, as the case may be, equal to the difference between the amount realized from such sale and the employee’s tax basis for such shares of Common Stock.

Federal Income Tax Consequences — SARs and Stock Units

A recipient employee will not generally recognize taxable income upon the grant of an SAR or stock unit. The employee will generally recognize ordinary income for federal income tax purposes in an amount equal to the amount of cash and/or the then fair market value of the shares of common stock received upon exercise of the SAR or payment of the stock unit, in the tax year in which payment is made in respect of an SAR or stock unit, and, subject to the discussion under “Tax Code Limitations on Deductibility,” Myers will generally be entitled to a tax deduction for an equivalent amount for the same year.

Tax Code Limitations on Deductibility

In order for the amounts described above to be deductible by Myers, such amounts must constitute reasonable compensation for services rendered or to be rendered and must be ordinary and necessary business expenses. The ability of Myers to deduct the amounts described above could also in some circumstances be limited by the golden parachute payment rules of Section 280G of the Code, which prevent the deductibility of certain excess parachute payments made in connection with a change in control of a corporation. Finally, the ability of Myers (or a subsidiary) to obtain a deduction for amounts paid under the plan could be limited by Section 162(m) of the Code, which limits to $1,000,000 per officer the deductibility for federal income tax purposes of most compensation paid during a taxable year to certain executive officers of Myers. However, an exception to this limitation applies in the case of certain performance-based compensation. The 2008 Incentive Stock Plan is intended to satisfy the requirements for this exception for option grants and SARs and any other awards that vest based on the achievement of one or more performance goals.

Securities Authorized for Issuance Under Equity Compensation Plans. The following table shows all compensation plans under which equity securities of the Company are authorized for issuance as of the end of fiscal 2008.

Equity Compensation Plan Information

(C)
Number of
Securities
Remaining Available
	(A)		for Future Issuance
	Number of	(B)	Under Equity
	Securities to be	Weighted-Average	Compensation Plans
	Issued Upon	Exercise Price of	(Excluding
	Exercise of	Outstanding	Securities
	Outstanding Options’	Options, Warrants	Reflected in
Plan Category	Warrants or Rights	or Rights	Column (A))

Equity Compensation Plans Approved by Security Holders(1)	1,317,626	$11.39	130,990(2)
Equity Compensation Plans Not Approved by Security Holders(3)	-0-	-0-	-0-
Total	1,317,626		130,990(2)

(1)	This information is as of December 31, 2008 and includes the 1999 Incentive Stock Plan and the Employee Stock Purchase Plan.

(2)	The 1999 Incentive Stock Plan expired by its terms on January 1, 2009, and these securities were no longer available for future issuance from that date.

(3)	Does not include the 584,869 shares that were conditionally awarded under the 2008 Incentive Stock Plan.

Tax Withholding

Myers is authorized to withhold from any award granted under the 2008 Incentive Stock Plan any withholding taxes due in respect of the award or payment. Subject to Compensation Committee approval, a participant may elect to satisfy his or her obligations for the payment of withholding taxes by delivery of shares of Common Stock.

Participants may obtain additional information about the 2008 Incentive Stock Plan by contacting the Company, Attention: Corporate Secretary, 1293 S. Main Street, Akron, Ohio 44305, (330) 253-5592.

Benefits Under the 2008 Incentive Stock Plan

The awards under the 2008 Incentive Stock Plan, if any, that will be made to eligible persons under the 2008 Incentive Stock Plan, are subject to the discretion of the Compensation Committee and, therefore, are not determinable at this time. The following table sets forth all conditional awards made under the 2008 Incentive Stock Plan prior to March 10, 2009.

New Plan Benefits 2008 Incentive Stock Plan

	Number of Shares of Common Stock
Name and Position	Underlying Awards

John C. Orr, President and Chief Executive Officer	230,769
Donald A. Merril, Vice President Chief Financial Officer and Corporate Secretary	38,100
Executive Group (2 persons)	268,869
Non-Executive Director Group (8 persons)(1)	8,000	(2)
Non-Executive Officer Employee Group	316,000

(1)	Mr. Myers is our former Chief Executive Officer and Chairman and receives compensation under a severance agreement entered into in May 2005. Under that severance agreement, Mr. Myers is to be granted annually the same stock based compensation received by a non-executive director of the Company.

(2)	The amount reflects 1,000 shares that would have been received by each non-executive director if the plan had been in effect during fiscal 2008.

The Board of Directors recommends that you vote “FOR” Proposal 3 relating to the approval of the 2008 Incentive Stock Plan.

PROPOSAL NO. 4 — APPROVAL AND ADOPTION OF AMENDMENT TO THE CODE OF REGULATIONS

The Board of Directors unanimously recommends that the shareholders approve and adopt the amendment to Article X of our Code of Regulations described below. A copy of Article X is attached as Annex B to this proxy statement and marked to show the proposed changes.

In March 2009, the Board of Directors unanimously recommended that our shareholders approve and adopt an amendment to our current Code of Regulations that, if approved and adopted by our shareholders, would permit the Board of Directors to adopt amendments to our Code of Regulations to the extent permitted by Ohio law.

In 2006, the Ohio Revised Code was amended to allow boards of directors of Ohio corporations to make certain amendments to their regulations without shareholder approval, if such authority is provided in or permitted by the articles or regulations, so long as such amendments do not divest or limit the shareholders’ power to adopt, amend or repeal the regulations of the corporation. Our Code of Regulations currently require that all amendments be approved and adopted by our shareholders. Many jurisdictions, such as Delaware, have historically allowed the board of directors of a corporation to amend that corporation’s bylaws without shareholder approval. After the 2006 amendment, the Ohio Revised Code provided Ohio corporations with similar flexibility, subject to statutory limitations that prohibit directors from amending the regulations to effect certain changes in certain areas deemed by the Ohio legislature to be important substantive rights that are reserved to the shareholders.

Below is an illustrative list of some of the substantive rights that the Ohio legislature reserved to the shareholders. The proposed amendment to our Code of Regulations will prohibit our directors from taking any of these actions without the approval of our shareholders:

•	specifing the percentage of shares a shareholder must hold in order to call a special meeting;

•	specifing the length of time period required for notice of a shareholders’ meeting;

•	specifing that shares that have not yet been fully paid will not have voting rights;

•	specifing requirements for a quorum at a shareholders’ meeting;

•	prohibiting shareholder or director actions from being authorized or taken without a meeting;

•	defining terms of office for directors or providing for classification of directors;

•	requiring greater than a majority vote of shareholders to remove directors without cause;

•	establishing requirements for a quorum at directors’ meetings, or specifing the required vote for an action of the directors; and

•	removing the requirement that a control share acquisition of an issuing public corporation be approved by shareholders of the acquired corporation.

In addition, if the proposed amendment to our current Code of Regulations is approved and adopted by our shareholders, the Board of Directors will not be permitted to delegate its authority to adopt, amend or repeal our Code of Regulations to a committee of the Board of Directors.

If this proposal is approved and adopted, Article X of our Code of Regulations would reflect this change by allowing the Board of Directors to amend our Code of Regulations in the future to the extent permitted by Ohio law. Accordingly, the Board of Directors would be able to make changes to our Code of Regulations without the time-consuming and expensive process of seeking shareholder approval, which would otherwise continue to be required if this proposal is not approved. If this proposal is approved and adopted, we will be required to promptly notify our shareholders of any amendments that the Board of Directors makes to our Code of Regulations by sending a notice to shareholders of record as of the date of the adoption of the amendment, or by filing a report with the Securities and Exchange Commission. The full text of Article X of our Code of Regulations as proposed to be amended is set forth as Annex B to this proxy statement and marked to show the proposed changes.

The Board of Directors recommends that you vote “FOR” Proposal 4 to amend Article X of our Code of Regulations to permit the Board of Directors to amend our Code of Regulations without shareholder approval to the extent permitted by Ohio law.

Security Ownership of Certain Beneficial Owners and Management

The following table shows the number of shares of our common stock beneficially owned as of March 10, 2009 (unless otherwise indicated) by:

•	each person, who, to our knowledge, beneficially owns more than 5% of our common stock;

•	each of the Company’s Directors;

•	the Chief Executive Officer and the other Named Executive Officers; and

•	all individuals who served as Directors or Named Executive Officers, as a group.

A beneficial owner of stock is a person who has sole or shared voting power, meaning the power to control voting decisions, or sole or shared investment power, meaning the power to cause the sale of the stock. All individuals listed in the table have sole voting and investment power over the shares unless otherwise noted. The Company had no preferred stock issued or outstanding.

	Shares	Percent of
	Beneficially	Shares
	Owned	Outstanding(1)

Greater Than 5% Owners (2,3)
Ellen J. Myers(4)	3,443,062	9.77%
c/o Benesch Friedlander Coplan & Aronoff LLP 200 Public Square, Suite 2300 Cleveland, Ohio 44114
Kathryn A. Myers(4)	3,455,524	9.81%
c/o Benesch Friedlander Coplan & Aronoff LLP 200 Public Square, Suite 2300 Cleveland, Ohio 44114
Stephen E. Myers(5)	2,845,072	8.07%
T. Rowe Price Associates, Inc.(6)	3,430,080	9.73%
100 East Pratt Street Baltimore, MD 21202
Gamco Investors, Inc.	3,394,575	9.63%
One Corporate Center
Rye, NY 10580-1422
Barclays Global Investors, NA.	2,038,090	5.78%
400 Howard Street San Francisco, CA 94105
Dimensional Fund Advisors LP	1,871,187	5.31%
Palisades West, Building One 6300 Bee Cave Road Austin, TX 78746
Directors and Named Executive Officers (2,7,8)
Keith A. Brown	84,728
Richard P. Johnston	17,293
Edward W. Kissel	13,506
Stephen E. Myers(4)	2,845,072	8.07%
John C. Orr	109,738
Richard L. Osborne	27,468
Vincent C. Byrd	1,000
Jon H. Outcalt	51,971
Robert A. Stefanko	300
Donald A. Merril	21,000

All Directors and Named Executive Officers as a group	3,172,076	9.00%
(10 persons)

(1)	Number of shares of Common Stock beneficially owned is reported as of December 31, 2008. Unless otherwise indicated, none of the persons listed beneficially owns one percent or more of the outstanding shares of Common Stock.

(2)	Unless otherwise noted, the beneficial owner uses the same address as the address of the principal office of the Company.

(3)	According to filings made with the SEC, this party or an affiliate has dispositive and/or voting power over the shares.

(4)	As co-trustees of The Mary S. Myers Revocable Trust dated September 21, 1989, as amended, Ellen J. Myers and Kathryn A. Myers (collectively, the “Co-Trustees”) share voting power and dispositive power with respect to the 3,442,524 Common Shares held by the Trust. Each Co-Trustee may be deemed to have beneficial ownership of the Common Shares held by the Trust as a result of her position with the Trust, although each Co-Trustee disclaims beneficial ownership of such shares to the extent that she does not have a pecuniary interest with respect to such shares.

(5)	Includes 16,775 shares of Common Stock held by Mr. Myers’ spouse, for which Mr. Myers disclaims beneficial ownership and 253,021 shares held by the Louis S. Myers & Mary S. Myers Foundation for which he may be deemed beneficial owner. Also includes 479,801 shares held by MSM & Associates LP, of which Mr. Myers is a trustee and may be deemed the beneficial owner of such shares. Mr. Myers disclaims beneficial ownership in such shares to the extent he does not hold a pecuniary interest.

(6)	These securities are owned by various individual and institutional investors (including T. Rowe Price Small-Cap Value Fund, Inc., which owns 1,930,300 shares representing 5.4% of Myers’ outstanding shares) that T. Rowe Price Associates, Inc. (“Price Associates”) serves as investment adviser with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities and Exchange Act of 1934, as amended, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact the beneficial owner of such securities.

(7)	Includes shares which the non-employee director has a right to acquire by exercising options granted under the 1992 Stock Option Plan and Amended and Restated 1999 Incentive Stock Plan.

(8)	The amounts shown represent the total shares of Common Stock owned by such individuals, together with shares which are issuable under currently exercisable stock options: Mr. Orr, 35,634, Mr. Merril, 15,000, Mr. Outcalt, 8,850, Mr. Johnston, 8,850, Mr. Kissel, 8,850, Mr. Brown, 8,850 and Mr. Myers, 8,400.

Section 16(a) Beneficial Ownership Reporting Compliance.  Section 16(a) of the Exchange Act requires Myers’ directors, officers and persons who own more than ten percent of its Common Stock (“Section 16 Filers”) to file reports of ownership and changes in ownership with the SEC and to furnish Myers with copies of all such forms they file. These reports can be viewed on our website at www.myersind.com/section 16 reports.html, or at the SEC’s website at www.sec.gov. Myers understands from the information provided to it by the Section 16 Filers for 2008 that they have adhered to all filing requirements applicable to the Section 16 Filers, with the exception of one Form 4 for one transaction that was filed late by Mr. Orr.

Shareholder Proposal for Inclusion in Proxy Statement.  Any proposals to be considered for inclusion in the proxy statement to be provided to shareholders of Myers for its next annual meeting to be held in April 2010 may be made only by a qualified shareholder and must be received by Myers no later than November 25, 2009.

Since no shareholder proposals were made by February 18, 2009, the enclosed white proxy card grants the proxy holders discretionary authority to vote on any matter raised at the Annual Meeting. If a shareholder intends to submit a proposal at our 2009 annual meeting of shareholders to be held in 2010 that is not eligible for inclusion in the Proxy Statement relating to the meeting, and the shareholder fails to give us notice in accordance with the requirements set forth in the Exchange Act no later than February   , 2010, then the proxy holders will be allowed to use their discretionary authority if a proposal is properly raised at our annual meeting to be held in 2010.

The submission of such a notice does not ensure that a proposal can be raised at our Annual Meeting.

No Incorporation by Reference.  The Compensation Committee Report and the Audit Committee Report (including reference to the independence of the Audit Committee members) are not deemed filed with the SEC or subject to the liabilities of Section 18 of the Exchange Act, and shall not be deemed incorporated by reference into any prior or future filings made by us under the Securities Act, or the Exchange Act, except to the extent that we specifically incorporate such information by reference. The section of this Proxy Statement entitled “Compensation Discussion and Analysis” is specifically incorporated by reference in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008.

Cost of Proxy Solicitation.  The accompanying proxy is solicited by and on behalf of the Board of Directors of Myers, whose notice of meeting is attached to this Proxy Statement, and the entire cost of such solicitation will be borne by Myers. In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegram by directors, officers and employees of Myers. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held of record by such persons, and Myers will reimburse them for reasonable out-of-pocket expenses incurred by them in connection therewith. Myers has also retained Innisfree M&A Incorporated to assist in the distribution of proxy materials and the solicitation of proxies at an estimated cost of $32,500 plus reimbursement for customary costs and expenses.

Copy of the Form 10-K.  We will mail without charge, upon written request, a copy of our Annual report on Form 10-K for the year ended December 31, 2008, including the consolidated financial statements, schedules and list of exhibits, and any particular exhibit specifically requested. Requests should be sent to: Myers Industries, Inc., 1293 South Main Street, Akron, Ohio 44301, Attn: Investor Relations. The Annual Report on Form 10-K is also available online at www.myersind.com and at the SEC’s website at www.sec.gov.

Notice Regarding Delivery of Security Holder Documents.  The SEC now permits companies to send a single set of annual disclosure documents to any household at which two or more stockholders reside, unless contrary instructions have been received, but only if the company provides advance notice and follows certain procedures. In such cases, such stockholders continue to receive a separate notice of the meeting and proxy card. This “householding” process reduces the volume of duplicate information and reduces printing and mailing expenses. We have not instituted householding for shareholders of record; however, a number of brokerage firms may have instituted householding for beneficial owners of the Company’s shares of Common Stock held through such brokerage firms. If your family has multiple accounts holding shares of Common Stock of the Company, you already may have received householding notification from your broker. Please contact your broker directly if you have any questions or require additional copies of the annual disclosure documents. The broker will arrange for delivery of a separate copy of this Proxy Statement or our Annual Report promptly upon your written or oral request. You may decide at any time to revoke your decision to household, and thereby receive multiple copies.

Annex A

2008 INCENTIVE STOCK PLAN
OF
MYERS INDUSTRIES, INC.

1. Purpose of the Plan.  This 2008 Incentive Stock Plan of Myers Industries, Inc. is intended to encourage officers, directors and other key employees of, and consultants to, the Company and its Subsidiaries to acquire or increase their ownership of common stock of the Company on reasonable terms. Grants made hereunder are part of the total compensation package for such persons and the opportunity so provided is intended to foster in participants a strong incentive to put forth maximum effort for the long-term success and growth of the Company and its Subsidiaries, to encourage long-term strategic decision making on the part of participants, to aid in retaining individuals who put forth such efforts and strategic decision making, and to assist in attracting the best available individuals to the Company and its Subsidiaries in the future, in each case, for the benefit of the Company’s shareholders.

2. Definitions.  When used herein, the following terms shall have the meaning set forth below:

2.1 “Award” means an Option, a Restricted Stock Award, an SAR, a Stock Unit Award, or a Director Award.

2.2 “Award Agreement” means a written agreement in such form as may be, from time to time, hereafter approved by the Committee, which shall be duly executed by the Company and the Participant and which shall set forth the terms and conditions of an Award under the Plan.

2.3 “Board” means the Board of Directors of Myers Industries, Inc.

2.4 “Change of Control” means a change in control of the Company of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act, whether or not the Company is then subject to such reporting requirement; provided that, without limitation, a Change in Control shall be deemed to have occurred if:

(a) Any “person” (as defined in Sections 13(d) and 14(d) of the Exchange Act), other than Stephen E. Myers or Mary Myers, becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing twenty percent (20%) or more of the combined voting power of the Company’s then outstanding securities; provided that a Change in Control shall not be deemed to occur under this Section 2.4(a) by reason of the acquisition of securities by the Company or an employee benefit plan (or any trust funding such a plan) maintained by the Company;

(b) During any period of one year there shall cease to be a majority of the Board comprised of Continuing Directors; or

(c) There occurs (i) a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than eighty percent (80%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (ii) the approval by the stockholders of the Company of a plan of complete liquidation of the Company, or (iii) the sale or disposition by the Company of more than fifty percent (50%) of the Company’s assets. For purposes of this Section 2.4(c), a sale of more than fifty percent (50%) of the Company’s assets includes a sale of more than fifty percent (50%) of the aggregate value of the assets of the Company and its Subsidiaries or the sale of stock of one or more of the Company’s Subsidiaries with an aggregate value in excess of fifty percent (50%) of the aggregate value of the Company and its Subsidiaries or any combination of methods by which more than fifty percent (50%) of the aggregate value of the Company and its Subsidiaries is sold.

(d) For purposes of this Plan, a “Change of Control” will be deemed to occur:

(i) on the day on which a twenty percent (20%) or greater ownership interest described in Section 2.4(a) is acquired, provided that a subsequent increase in such ownership interest after it first equals or exceeds twenty percent (20%) shall not be deemed a separate Change of Control;

(ii) on the day on which Continuing Directors cease to be a majority of the Board as described in Section 2.4(b);

(iii) on the day of a merger, consolidation or sale of assets as described in Section 2.4(c)(i) or Section 2.4(c)(iii); or

(iv) on the day of the approval of a plan of complete liquidation as described in Section 2.4(c)(ii).

2.5 “Code” means the Internal Revenue Code of 1986, as in effect at the time of reference, or any successor revenue code which may hereafter be adopted in lieu thereof, and reference to any specific provisions of the Code shall refer to the corresponding provisions of the Code as it may hereafter be amended or replaced.

2.6 “Continuing Directors” mean individuals who at the beginning of any period (not including any period prior to the date of this Agreement) of one year constitute the Board and any new Director(s) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least a majority of the Directors then still in office who either were Directors at the beginning of the period or whose election or nomination for election was previously so approved.

2.7 “Committee” means the Compensation Committee of the Board or any other committee appointed by the Board which is invested by the Board with responsibility for the administration of the Plan.

2.8 “Company” means Myers Industries, Inc.

2.9 “Director” means a member of the Board who is not also an Employee of the Company or any of its Subsidiaries.

2.10 “Director Award” means the grant of an Award to a Director pursuant to Section 11.

2.11 “Director Award Agreement” means a written agreement in such form as may be, from time to time, hereafter approved by the Committee, which shall be duly executed by the Company and the Director and which shall set forth the terms and conditions of a Director Award under the Plan.

2.12 “Employees” means officers (including officers who are members of the Board), and other key employees of the Company or any of its Subsidiaries.

2.13 “Exchange Act” means the Securities Exchange Act of 1934, as in effect at the time of reference, or any successor law which may hereafter be adopted in lieu thereof, and any reference to any specific provisions of the Exchange Act shall refer to the corresponding provisions of the Exchange Act as it may hereafter be amended or replaced.

2.14 “Fair Market Value” means, with respect to the Shares, (i) the closing price of the Shares on the principal stock exchange on which Shares are then traded or admitted to trading on the date on which the value is to be determined, or (ii) if no sale takes place on such day on any such exchange, the average of the last reported closing bid and asked prices on such day as officially quoted on any such exchange. If there shall be a public market for the Shares, and the foregoing references are unavailable or inapplicable, then the Fair Market Value shall be determined on the basis of the appropriate substitute public market price indicator as determined by the Committee, in its sole discretion.

2.15 “Incentive Stock Option” means an Option intending to meet the requirements and containing the limitations and restrictions set forth in Section 422 of the Code and designated in the Option Agreement as an Incentive Stock Option.

2.16 “Non-Qualified Stock Option” means an Option other than an Incentive Stock Option.

2.17 “Option” means the right to purchase the number of Shares specified by the Committee at a price and for a term fixed by the Committee in accordance with the Plan, and subject to such other limitations and restrictions as the Plan or the Committee may impose.

2.18 “Option Agreement” means a written agreement in such form as may be, from time to time, hereafter approved by the Committee, which shall be duly executed by the Company and the Participant and which shall set forth the terms and conditions of an Option under the Plan.

2.19 “Parent” means any corporation, other than the employer corporation, in an unbroken chain of corporations ending with the employer corporation if, at the time of the granting of the Option, each of the corporations other than the employer corporation owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

2.20 “Participants” means Employees and key consultants to the Company or any of its Subsidiaries.

2.21 “Performance Goal” means one or more written objective goals approved by the Committee and established and administered in accordance with Section 162(m) of the Code and the regulations thereunder, which performance goal or goals are determined based on one or more of the following business criteria: (i) increase in the Fair Market Value of the Shares, (ii) total stockholder return, (iii) growth in revenue, sales, settlements, market share, customer conversion, net income, stock price and/or earnings per share, (iv) return on assets, net assets, and/or capital, (v) economic value added, (vi) improvements in costs and/or expenses, or (vii) any similar performance measure established by the Committee.

2.22 “Plan” means the Company’s 2008 Incentive Stock Plan, as amended from time to time.

2.23 “Regulation T” means Part 220, chapter II, title 12 of the Code of Federal Regulations, issued by the Board of Governors of the Federal Reserve System pursuant to the Exchange Act, as amended from time to time, or any successor regulation which may hereafter be adopted in lieu thereof.

2.24 “Restricted Stock Award” means the right to receive Shares, but subject to forfeiture and/or other restrictions as set forth in the related Restricted Stock Award Agreement.

2.25 “Restricted Stock Award Agreement” means a written agreement in such form as may be, from time to time, hereafter approved by the Committee, which shall be duly executed by the Company and the Participant and which shall set forth the terms and conditions of a Restricted Stock Award under the Plan.

2.26 “Rule 16b-3” means Rule 16b-3 of the General Rules and Regulations of the Exchange Act, as in effect at the time of reference, or any successor rules or regulations which may hereafter be adopted in lieu thereof, and any reference to any specific provisions of Rule 16b-3 shall refer to the corresponding provisions of Rule 16b-3 as it may hereafter be amended or replaced.

2.27 “SAR” means a stock appreciation right, which is a right to receive an amount in cash, or Shares, or a combination thereof, as determined or approved by the Committee, no greater than the excess, if any, of (i) the Fair Market Value of a Share on the date the SAR is exercised, over (ii) the SAR Base Price.

2.28 “SAR Base Price” means the Fair Market Value of a Share on the date an SAR was granted, or if the SAR was granted in tandem with an Option (whether or not the Option was granted on a different date than the SAR), in the discretion of the Committee, the option price of a Share subject to the Option.

2.29 “Shares” means shares of the Company’s common stock, no par value, or, if by reason of the adjustment provisions contained herein, any rights under an Award under the Plan pertain to any other security, such other security.

2.30 “Stock Unit” means a bookkeeping entry representing an equivalent of one Share, as awarded under the Plan.

2.31 “Stock Unit Award Agreement” means a written agreement in such form as may be, from time to time, hereafter approved by the Committee, which shall be duly executed by the Company and the Participant and which shall set forth the terms and conditions of a grant of Stock Units.

2.32 “Subsidiary” or “Subsidiaries” means any corporation or corporations other than the employer corporation in an unbroken chain of corporations beginning with the employer corporation if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

2.33 “Successor” means the (i) legal representative of the estate of a deceased Participant, (ii) the person or persons who shall acquire the right to exercise or receive an Award by bequest or inheritance or by reason of the death of the Participant, or (iii) the beneficiary or beneficiaries designated by the Participant for any Option granted to the Participant that is outstanding at the time of his death.

2.34 “Term” means the period during which a particular Award may be exercised.

3. Shares Subject to the Plan.  There will be reserved for use, upon the issuance, vesting or exercise of Awards to be granted from time to time under the Plan to Participants, an aggregate of Three Million (3,000,000) Shares, subject to adjustment as set forth in Section 15 of the Plan, which Shares may be, in whole or in part, as the Board shall from time to time determine, authorized but unissued Shares, or issued Shares which shall have been reacquired by the Company. Any Shares subject to issuance upon exercise of Options or SAR by Participants but which are not issued because of a surrender, lapse, expiration or termination of any such Option or SAR prior to issuance of the Shares shall once again be available for issuance in satisfaction of Awards. Similarly, any Shares issued to a Participant pursuant to a Restricted Stock Award, or with respect to which a Stock Unit relates, which are subsequently forfeited pursuant to the terms of the related Award Agreement shall once again be available for issuance in satisfaction of Awards.

4. Administration of the Plan.  The Committee shall be invested with the responsibility for the administration of the Plan. The Committee shall consist of not less than two (2) outside directors as defined in Treasury Regulation 1.162-27 who shall also qualify as disinterested directors within the meaning of Rule 16b-3; provided, however, that the failure to satisfy the foregoing requirement shall not affect the validity of any Awards granted under the Plan. Subject to the provisions of the Plan, the Committee shall have full authority, in its discretion, to determine the Participants to whom Awards shall be granted, the number of Shares to be covered by each of the Awards, and the terms of any such Award; to amend or cancel Awards (subject to Section 20 of the Plan); to accelerate the vesting of Awards; to require the cancellation or surrender of any previously granted Options or other Awards under this Plan or any other plans of the Company as a condition to the granting of an Award; to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; and generally to interpret and determine any and all matters whatsoever relating to the administration of the Plan and the granting of Awards hereunder. All decisions or interpretations made by the Committee with regard to any question arising under the Plan or any Awards granted pursuant to the Plan shall be binding and conclusive on the Company and the recipients of Awards. Except as otherwise provided in the Company’s Compensation Committee Charter, (i) Committee members shall be recommended by the Company’s Corporate Governance and Nominating Committee, and appointed by the Board at its annual organizational meeting; (ii) members shall serve until their successors shall be duly appointed; and (iii) the Committee’s chair shall be designated by the full

Board or, if it does not do so, the Committee members shall elect a chair by vote of a majority of the full Committee. The Committee shall hold its meetings at such times and places as it shall deem advisable. A majority of its members shall constitute a quorum. Any action of the Committee may be taken by a written instrument signed by all of the members, and any action so taken shall be fully as effective as if it had been taken by a vote of a majority of the members at a meeting duly called and held. The Committee shall make such rules and regulations for the conduct of its business as it shall deem advisable and which are consistent with the scope of the Company’s Compensation Committee Charter as in effect from time to time. No member of the Committee shall be liable, in the absence of bad faith, for any act or omission with respect to his service on the Committee.

5. Participants to Whom Awards May Be Granted.  Awards may be granted in each calendar year or portion thereof while the Plan is in effect to such of the Participants as the Committee, in its discretion, shall determine; provided, however, that no Incentive Stock Options may be granted to a Participant who is not an Employee. In determining the Participants to whom Awards shall be granted and the number of Shares to be subject to issuance or subject to purchase under such Awards, the Committee shall take into account the duties of the respective Participants, their present and potential contributions to the success of the Company and its Subsidiaries, and such other factors as the Committee shall deem relevant in connection with accomplishing the purposes of the Plan. Notwithstanding anything to the contrary herein, no Participant shall receive Awards to acquire more than One Million (1,000,000) Shares in any one calendar year.

6.	Options.

6.1 Types of Options.  Options granted under the Plan may be (i) Incentive Stock Options, (ii) Non-Qualified Stock Options, or (iii) a combination of the foregoing. The Option Agreement shall designate whether an Option is an Incentive Stock Option or a Non-Qualified Stock Option and separate Option Agreements shall be issued for each type of Option when a combination of an Incentive Stock Option and a Non-Qualified Stock Option are granted on the same date to the same Participant. Any Option which is designated as a Non-Qualified Stock Option shall not be treated by the Company or the Participant to whom the Option is granted as an Incentive Stock Option for federal income tax purposes.

6.2 Option Price.  The option price per share of any Option granted under the Plan shall not be less than the Fair Market Value of the Shares covered by the Option on the date the Option is granted. Notwithstanding anything herein to the contrary, in the event an Incentive Stock Option is granted to an Employee who, at the time such Incentive Stock Option is granted, owns, as defined in Section 424 of the Code, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of:

(i) the Company; or

(ii) if applicable, a Subsidiary; or

(iii) if applicable, a Parent,

then the option price per share of any Incentive Stock Option granted to such Employee shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Shares covered by the Option on the date the Option is granted.

6.3 Terms of Options.  Options granted hereunder shall be exercisable for a Term of not more than ten (10) years from the date of grant thereof, but shall be subject to earlier termination as hereinafter provided. Each Option Agreement issued hereunder shall specify the term of the Option, which term shall be determined by the Committee in accordance with its discretionary authority hereunder. Notwithstanding anything herein to the contrary, in the event an Incentive Stock Option is granted to an Employee who, at the time such Incentive Stock Option is granted, owns, as defined in Section 424 of the Code, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of:

(i) the Company; or

(ii) if applicable, a Subsidiary; or (iii) if applicable, a Parent,

then such Incentive Stock Option shall not be exercisable more than five (5) years from the date of grant thereof, but shall be subject to earlier termination as hereinafter provided.

6.4 Other Terms and Conditions of Options.  Each Option or each Option Agreement setting forth an Option shall contain such other terms and conditions (e.g., vesting conditions) not inconsistent herewith as shall be approved by the Committee.

7. Limit on Fair Market Value of Incentive Stock Options.  No Employee may be granted an Incentive Stock Option hereunder to the extent that the aggregate fair market value (such fair market value being determined as of the date of grant of the option in question) of the stock with respect to which incentive stock options are first exercisable by such Employee during any calendar year (under all such plans of the Employee’s employer corporation, its Parent, if any, and its Subsidiaries, if any) exceeds One Hundred Thousand Dollars ($100,000). For purposes of the preceding sentence, Options shall be taken into account in the order in which they were granted. Any Option granted under the Plan which is intended to be an Incentive Stock Option, but which exceeds the limitation set forth in this Section 7, shall be a Non-Qualified Stock Option.

8. Restricted Stock Awards.  Restricted Stock Awards granted under the Plan shall be subject to such terms and conditions as Committee may, in its discretion, determine and set forth in the related Restricted Stock Award Agreements. Restricted Stock Awards shall be granted to Participants in accordance with, and subject to, the provisions set forth below.

8.1 Issuance of Shares.  Each Restricted Stock Award shall be evidenced by a Restricted Stock Award Agreement that shall set forth the number of Shares issuable under the Restricted Stock Award. Subject to the restrictions in Section 8.3 of the Plan, and subject further to such other restrictions or conditions established by the Committee, in its discretion, and set forth in the related Restricted Stock Award Agreement, the number of Shares granted under a Restricted Stock Award shall be issued in the recipient Participant’s name on the date of grant of such Restricted Stock Award or as soon as reasonably practicable thereafter.

8.2 Rights of Recipient Participants.  Shares received pursuant to Restricted Stock Awards shall be duly issued or transferred to the Participant, and a certificate or certificates for such Shares shall be issued in the Participant’s name. Subject to the restrictions in Section 8.3 of the Plan, and subject further to such other restrictions or conditions established by the Committee, in its discretion, and set forth in the related Restricted Stock Award Agreement, the Participant shall thereupon be a stockholder with respect to all the Shares represented by such certificate or certificates and shall have all the rights of a stockholder with respect to such Shares, including the right to vote such Shares and to receive dividends and other distributions paid with respect to such Shares; provided, however, that dividends on any Shares subject to a Restricted Stock Award that have not previously vested may be paid directly to the Participant, withheld by the Company subject to the vesting of such Shares, or reinvested in additional Shares subject to a Restricted Stock Award with similar vesting provisions as determined by the Committee in its discretion In furtherance of the restrictions in Section 8.3 of the Plan and in the related Restricted Stock Award Agreement, the certificate or certificates for Shares awarded hereunder, together with a suitably executed stock power signed by such recipient Participant, shall be held by the Company in its control for the account of such Participant (i) until the restrictions in Section 8.3 of the Plan and in the related Restricted Stock Award Agreement lapse pursuant to the Plan or the Restricted Stock Award Agreement, at which time a certificate for the appropriate number of Shares (free of all restrictions imposed by the Plan or the Restricted Stock Award Agreement) shall be delivered to the Participant, or (ii) until such Shares are forfeited to the Company and cancelled as provided by the Plan or the Restricted Stock Award Agreement.

8.3 Restrictions.  Except as otherwise determined by the Committee, in its sole discretion, and set forth in a Restricted Stock Award Agreement, each Share issued pursuant to a Restricted Stock Award Agreement shall be subject, in addition to any other restrictions set forth in the related Restricted Stock

Award Agreement, to the following restrictions until such restrictions have lapsed pursuant to Section 8.4 of the Plan:

(a) Disposition.  The Shares awarded to a Participant and held by the Company pursuant to Section 8.2 of the Plan, and the right to vote such Shares or receive dividends on such Shares, may not be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of; provided, however, that such Shares may be transferred upon the death of the Participant to the Participant’s Successor. Any transfer or purported transfer of such Shares in violation of the restrictions outlined in this Section 8.3 shall be null and void and shall result in the forfeiture of the Shares transferred or purportedly transferred to the Company without notice and without consideration.

(b) Forfeiture.  The Shares awarded to a Participant and held by the Company pursuant to Section 8.2 of the Plan shall be forfeited to the Company without notice and without consideration therefor immediately upon the complete termination of the Participant’s employment with the Company and its Subsidiaries for any reason whatsoever and at such other times as may be set forth in a Restricted Stock Award Agreement.

8.4 Lapse of Restrictions.  The restrictions set forth in Section 8.3 of the Plan on Shares issued under a Restricted Stock Award shall lapse upon either the passage of time or the achievement of one or more Performance Goals and on such terms as the Committee, in its sole discretion, shall determine and set forth in the related Restricted Stock Award Agreement, and certificates for the Shares held for the account of the Participant in accordance with Section 8.2 of the Plan hereof shall be appropriately distributed to the Participant as soon as reasonably practical thereafter. In granting any Restricted Stock Award which is intended to qualify under Section 162(m) of the Code and the regulations thereunder, the Committee shall follow any procedures determined by the Committee from time to time to be necessary or appropriate to ensure the qualification of such Restricted Stock Award under Section 162(m) of the Code and the regulations thereunder.

9.	Stock Appreciation Rights.

9.1 Grant of SAR.  The Committee, in its discretion, may grant a Participant (i) an SAR on a stand alone basis (i.e., independent of an Option), or (ii) an SAR in tandem with an Option. The Committee, in its discretion, may grant an SAR in tandem with an Option either at the time the Option is granted or at any time after the Option is granted, so long as the grant of the SAR is made during the period in which grants of SARs may be made under the Plan. The Committee, in its discretion, may grant an SAR in tandem with an Option which is exercisable either in lieu of, or in addition to, the exercise of the related Option.

9.2 Limitations on Exercise.  Each SAR granted in tandem with an Option shall be exercisable to the extent, and only to the extent, that the related Option is exercisable and shall be for such Term as the Committee may determine (which Term, which is not to exceed ten (10) years, may expire prior to the Term of the related Option). Each SAR granted on a stand alone basis shall be exercisable to the extent, and for such Term, as the Committee may determine. The SARs shall be subject to such other terms and conditions as the Committee, in its discretion, shall determine, which are not otherwise inconsistent with the Plan. The terms and conditions may include Committee approval of the exercise of the SAR, limitations on the time within which and the extent to which such SAR shall be exercisable, limitations, if any, on the amount of appreciation in value which may be recognized with regard to such SAR, and specification of what portion, if any, of the amount payable to the Employee upon exercise of such SAR shall be payable in cash and what portion, if any, shall be payable in Shares. If, and to the extent, that Shares are issued in satisfaction of amounts payable on exercise of an SAR, the Shares shall be valued at their Fair Market Value on the date of exercise.

9.3 SARs in Tandem with Incentive Stock Options.  With respect to SARs granted in tandem with Incentive Stock Options, the following shall apply:

(a) No SAR shall be exercisable unless the Fair Market Value of the Shares on the date of exercise exceeds the option price of the related Incentive Stock Option.

(b) In no event shall any amounts paid pursuant to the SAR exceed the difference between the Fair Market Value of the Shares on the date of exercise and the option price of the related Incentive Stock Option.

9.4 Surrender of Option or SAR Granted in Tandem.  If the Award Agreement related to the grant of an SAR in tandem with an Option provides that the SAR can only be exercised in lieu of the related Option, then, upon exercise of such SAR, the related Option or portion thereof with respect to which such SAR is exercised shall be deemed surrendered and shall not thereafter be exercisable and, similarly, upon exercise of the

Option, the related SAR or portion thereof with respect to which such Option is exercised shall be deemed surrendered and shall not thereafter be exercisable. If the Award Agreement related to the grant of an SAR in tandem with an Option provides that the SAR can be exercised in addition to the related Option, then, upon exercise of such SAR, the related Option or portion thereof with respect to which such SAR is exercised shall not be deemed surrendered and shall continue to be exercisable and, similarly, upon exercise of the Option, the related SAR or portion thereof with respect to which such Option is exercised shall not be deemed surrendered and shall continued to be exercisable.

10. Stock Units.  Awards of Stock Units granted under the Plan shall be subject to such terms and conditions as the Committee may, in its discretion, determine and set forth in the related Stock Unit Award Agreements.

10.1 Number of Shares.  Each Stock Unit Award Agreement shall set forth the number of Shares subject to such Award.

10.2 Rights of Participant.  A Participant awarded Stock Units pursuant to the terms of this Plan shall not be deemed to be the beneficial owner of Shares underlying the Stock Units. Each Stock Unit shall represent the right of the Participant to receive an amount equal to the Fair Market Value of a Share on the date of the payment of such Stock Unit. A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Stock Unit Award Agreement.

10.3 Terms of the Stock Units.  Each Stock Unit Award Agreement granting one or more Stock Units shall contain such other terms and conditions not inconsistent herewith as shall be approved by the Committee, and may vest based on the passage of time or the achievement of one or more Performance Goals.

10.4 Payment of Stock Units.  Payments made with respect to Stock Units may be made in the form of cash, Shares or any combination of both and at such time as determined by the Committee at the time of the grant of the Stock Units.

11. Director Awards.  Each Director, who is a Director as of the date of the annual meeting of the Board with respect to any given year (such date, the “Meeting Date”) and has been a Director for the entire period since the annual meeting of shareholders of Myers held in the immediately preceding calendar year, shall be granted a Director Award of 1,000 Shares (or such higher number of Shares, not to exceed 3,000 Shares, as recommended by the Committee based on an annual review of the total Board compensation package and approved by the full Board) as of such Meeting Date without further action by the Committee. Each Director Award shall be evidenced by a Director Award Agreement. The number of Shares granted under a Director Award shall be issued in the recipient Director’s name on the date of grant of such Director Award or as soon as reasonably practicable thereafter. Shares received pursuant to Director Awards shall be duly issued or transferred to the Director, and a certificate or certificates for such Shares shall be issued in the Director’s name. A recipient Director shall thereupon be a stockholder with respect to all the Shares represented by such certificate or certificates and shall have all the rights of a stockholder with respect to such Shares, including the right to vote such Shares and to receive dividends and other distributions paid with respect to such Shares.

12. Date of Grant.  The date of grant of an Award granted hereunder shall be the date on which the Committee acts in granting the Award or, if later, such other date as the Committee shall specify.

13.	Exercise of Rights Under Awards.

13.1 Notice of Exercise.  A Participant entitled to exercise an Award may do so by delivery of a written notice to that effect specifying the number of Shares or SARs with respect to which the Award is being exercised and any other information the Committee may prescribe. The notice shall be accompanied by payment in full of the purchase price of any Shares to be purchased, which payment may be made in cash or, with the Committee’s approval in Shares that have been held free and clear of all liens and encumbrances for at least six (6) months valued at Fair Market Value at the time of exercise or a combination thereof. No Shares shall be issued upon exercise of an Option until full payment has been made therefor. All notices or requests provided for herein shall be delivered to the Chief Financial Officer of the Company, or such other person as the Committee shall designate.

13.2 Cashless Exercise Procedures.  The Company, in its sole discretion, may establish procedures whereby a Participant, subject to the requirements of Rule 16b-3, Regulation T, federal income tax laws, and other federal, state and local tax and securities laws, can exercise an Option or a portion thereof without making a direct payment of the option price to the Company; provided, however, that these cashless exercise procedures shall not apply to Incentive Stock Options which are outstanding on the date the Company establishes such procedures unless the application of such procedures to such Options is permitted pursuant to the Code and the regulations thereunder without affecting the Options’ qualification under Code Section 422 as Incentive Stock Options. If the Company so elects to establish a cashless exercise program, the Company shall determine, in its sole discretion, and from time to time, such administrative procedures and policies as it deems appropriate and such procedures and policies shall be binding on any Participant wishing to utilize the cashless exercise program.

13.3 Rights of Award Holder.  Except as set forth in Section 8 and Section 11 of the Plan, the holder of an Award shall not have any of the rights of a stockholder with respect to the Shares subject to purchase or receipt under his Award, except to the extent that one or more certificates for such Shares shall be delivered to him upon the due exercise or grant of the Award.

14. Nontransferability of Awards.  An Award shall not be transferable, other than: (a) by will or the laws of descent and distribution, and an Award may be exercised, during the lifetime of the holder of the Award, only by the holder or in the event of death, the holder’s Successor, or in the event of disability, the holder’s personal representative, or (b) pursuant to a qualified domestic relation order, as defined in the Code or the Employee Retirement Income Security Act (ERISA) or the rules thereunder; provided, however, that an Incentive Stock Option may not be transferred pursuant to a qualified domestic relations order unless such transfer is otherwise permitted pursuant to the Code and the regulations thereunder without affecting the Option’s qualification under Code Section 422 as an Incentive Stock Option.

15. Adjustments Upon Changes in Capitalization.  In the event of changes in all of the outstanding Shares by reason of stock dividends, stock splits, recapitalizations, mergers, consolidations, combinations, or exchanges of shares, separations, reorganizations or liquidations, or similar events, or in the event of extraordinary cash or non-cash dividends being declared with respect to the Shares, or similar transactions or events, the number and class of Shares available under the Plan in the aggregate, the number and class of Shares subject to Awards theretofore granted, applicable purchase prices and all other applicable provisions, shall, subject to the provisions of the Plan, be equitably adjusted by the Committee (which adjustment may, but need not, include payment to the holder of an Option or SAR, in cash or in shares, in an amount equal to the difference between the price at which such Award may be exercised and the then current Fair Market Value of the Shares subject to such Option as equitably determined by the Committee) in order to prevent the diminution or enlargement of benefits thereunder. The foregoing adjustment and the manner of application of the foregoing provisions shall be determined by the Committee, in its sole discretion; provided, however, that to the extent applicable, any adjustment to an Incentive Stock Option shall be made in a manner consistent with Section 424 of the Code. Any such adjustment may provide for the elimination of any fractional share which might otherwise become subject to an Award.

16. Change in Control.  Notwithstanding anything to the contrary in the Plan or any Award Agreement, in the case of a Change of Control, the Committee may, in its sole discretion, determine, on a case by case basis, that each Award granted under the Plan shall terminate upon the later of (i) the thirtieth (30th) day after the Award holder receives written notice from the Company of its intention to terminate the Award, or (ii) the consummation of such Change of Control, but, in the event of any such termination, an Option or SAR holder shall have the right, conditioned upon the consummation of such Change of Control and subject to any limitation on the exercise of such Option or SAR in effect on the date of exercise, to exercise such Option or SAR, prior to its termination, as to the portion of the Option or SAR with respect to which the holder’s right to exercise the Option or SAR had previously vested as of the termination date.

17. Forms of Awards.  Nothing contained in the Plan nor any resolution adopted or to be adopted by the Board, the Committee or by the stockholders of the Company shall constitute the granting of any Award. An Award shall be granted hereunder only by action taken by the Committee in granting an Award. Whenever the Committee shall designate a Participant or Director for the receipt of an Award, the President of the Company, or such other person as the Committee shall designate, shall forthwith send notice thereof to the Participant or Director, in such form as the Committee shall approve, stating the number of Shares subject to the Award, its Term, and the other terms and conditions thereof. The notice shall be accompanied by an Award Agreement in such form as may from time to time hereafter be approved by the Committee, which shall have been duly executed by or on behalf of the Company. If the surrender of previously issued Awards is made a condition of the grant, the notice shall set forth the pertinent details of such condition. Execution by the Participant or Director to whom such Award is granted of an Award Agreement in accordance with the provisions set forth in this Plan shall be a condition precedent to the exercise or grant of any Award.

18. Taxes.

18.1 Right to Withhold Required Taxes.  The Company shall have the right to require a person entitled to receive Shares pursuant to receipt, vesting or exercise of an Award under the Plan to pay the Company the amount of any taxes which the Company is or will be required to withhold with respect to such Shares before the certificate for such Shares is delivered pursuant to the Award. Furthermore, the Company may elect to deduct such taxes from any other amounts then payable in cash or in shares or from any other amounts payable any time thereafter to the Participant. If an Employee disposes of Shares acquired pursuant to an Incentive Stock Option in any transaction considered to be a disqualifying transaction under Sections 421 and 422 of the Code, the Employee shall notify the Company of such transfer and the Company shall have the right to deduct any taxes required by law to be withheld from any amounts otherwise payable then or at any time thereafter to the Employee.

18.2 Election to Withhold Shares.  Subject to Committee approval, a Participant or Director may elect to satisfy his tax liability with respect to the exercise of an Option or the receipt or vesting of a Restricted Stock Award or Director Award by having the Company withhold Shares otherwise issuable upon exercise of the Option or deliverable upon the grant or vesting of the Restricted Stock Award or Director Award; provided, however, that if a Participant or Director is subject to Section 16(b) of the Exchange Act, such election must satisfy the requirements of Rule 16b-3.

19. Termination of the Plan.  The Plan shall terminate ten (10) years from the date hereof, and an Award shall not be granted under the Plan after that date although the terms of any Awards may be amended at any date prior to the end of its Term in accordance with the Plan. Any Awards outstanding at the time of termination of the Plan shall continue in full force and effect according to the terms and conditions of the Award and this Plan.

20. Amendment of the Plan.  The Plan may be amended at any time and from time to time by the Board, but no amendment without the approval of the stockholders of the Company shall be made if stockholder approval under Section 422 of the Code (or any successor provision) or Rule 16b-3 or

Section 162(m) of the Code (if the Company is subject to the Exchange Act at the time of such amendment) would be required. Notwithstanding the discretionary authority granted to the Committee in Section 4 of the Plan, no amendment of the Plan or any Award granted under the Plan shall impair any of the rights of any holder, without such holder’s consent, under any Award theretofore granted under the Plan.

21. Delivery of Shares on Exercise.  Delivery of certificates for Shares pursuant to the grant or exercise of an Award may be postponed by the Company for such period as may be required for it with reasonable diligence to comply with any applicable requirements of any federal, state or local law or regulation or any administrative or quasi-administrative requirement applicable to the sale, issuance, distribution or delivery of such Shares. The Committee may, in its sole discretion, require a Participant to furnish the Company with appropriate representations and a written investment letter prior to the receipt or exercise of an Award or the delivery of any Shares pursuant to an Award.

22. Fees and Costs.  The Company shall pay all original issue taxes on the grant or exercise of any Award granted under the Plan and all other fees and expenses necessarily incurred by the Company in connection therewith.

23. Effectiveness of the Plan.  The Plan became effective when approved by the Board on October 3, 2008. The Plan was subsequently amended and restated by the Board on March 6, 2009. The Plan shall be submitted to the Company’s shareholders for approval and unless the Plan is approved either (i) by the affirmative votes of the holders of shares having a majority of the voting power of all shares represented at a meeting duly held in accordance with Ohio law within twelve (12) months after being approved by the Board, or (ii) by a written consent of shareholders in accordance with Ohio law within twelve (12) months after being approved by the Board, the Plan and all Awards made under the Plan shall be void and of no force and effect.

24. Other Provisions.  As used in the Plan, and in Awards and other documents prepared in implementation of the Plan, references to the masculine pronoun shall be deemed to refer to the feminine or neuter, and references in the singular or the plural shall refer to the plural or the singular, as the identity of the person or persons or entity or entities being referred to may require. The captions used in the Plan and in such Awards and other documents prepared in implementation of the Plan are for convenience only and shall not affect the meaning of any provision hereof or thereof.

25. Effect on Employment.  Neither the adoption of this Plan, its operation, nor any of the Award Agreements or other documents described or referred to in the Plan shall confer upon any person any right to continue in the employ or service of the Company or any of its Subsidiaries or in any way affect any right or power of the Company or any of its Subsidiaries to terminate the employment or service of any person at any time for any reason whatsoever.

26. International Participants.  To the extent that the Committee determines, in its sole discretion, to comply with foreign laws or practices and to further the purpose of the Plan, the Committee may, amend the terms of the Plan or Awards in order to conform with the requirements of such foreign laws or practices.

27. Compliance with Section 409A of the Code.  The Plan is intended to comply with Section 409A of the Code and the regulations thereunder, to the extent applicable. Notwithstanding any provision of the Plan to the contrary, the Plan shall be interpreted, operated and administered consistent with this intent. In that regard, and notwithstanding any provision of the Plan to the contrary, the Company reserves the right to amend the Plan or any Award granted under the Plan, by action of the Committee, without the consent of the any affected Participant or Director, to the extent deemed necessary or appropriate for purposes of maintaining compliance with Section 409A of the Code and the regulations thereunder.

28. Ohio Law to Govern.  This Plan shall be governed by and construed in accordance with the laws of the State of Ohio.

Annex B

Proposed Amendment to Article X of the Amended and Restated Code of Regulations
of Myers Industries, Inc. (“Code of Regulations”)

If Proposal 4 is approved, Article X of our Code of Regulations will be amended as follows, with additions indicated by boldface type and underlining:

“The Company may amend, change or add to this Amended and Restated Code of Regulations for any lawful purpose
(i) to the extent permitted by Chapter 1701 of the Ohio General Corporation Law, by the Directors or (ii)
by the vote or written consent of the holders of record of shares entitling them to exercise a majority of the voting power of the Company in respect of any such amendment, change or addition; provided, however, that if any such amendment, change or addition is adopted by written consent without a meeting of the Shareholders, the Secretary shall enter any such amendment, change or addition in the records of the Company and provide a copy thereof to each Shareholder of record who would have been entitled to vote thereon and did not participate in the adoption thereof in any manner provided for under Ohio law.”

B-1

PRELIMINARY COPY — SUBJECT TO COMPLETION
YOUR VOTE IS IMPORTANT Please take a moment now to vote your shares of Myers Industries, Inc. Common Stock for the upcoming Annual Meeting of Shareholders. PLEASE REVIEW THE PROXY STATEMENT AND VOTE TODAY IN ONE OF THREE WAYS: 1. Vote by Telephone—Please call toll-free in the U.S or Canada at 1-866-580-7646, on a touch-tone phone. If outside the U.S. or Canada, call 1-215-521-1350. Please follow the simple instructions. You will be required to provide the unique control number printed below. OR 2. Vote by Internet—Please access https://www.proxyvotenow.com/mye, and follow the simple instructions. Please note you must type an “s” after http. You will be required to provide the unique control number printed below. You may vote by telephone or Internet 24 hours a day, 7 days a week. Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had marked, signed and returned a proxy card. OR 3. Vote by Mail—If you do not wish to vote by telephone or over the Internet, please complete, sign, date and return the proxy card in the envelope provided, or mail to: Myers Industries, Inc., c/o Innisfree M&A Incorporated, FDR Station, P.O. Box 5155, New York, NY 10150-5155 6TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE, AND SIGN, DATE AND RETURN IN THE ENVELOPE PROVIDED6 Please mark your vote as in this example FOR AGAINST ABSTAIN 1. To elect the following nine director candidates nominated by the Company’s Board: 2. To ratify the appointment of KPMG LLP as the Company’s independent registered 01. KEITH A. BROWN 07. JOHN B. CROWE 02. VINCENT C. BYRD 04. EDWARD W. KISSEL 05. STEPHEN E. MYERS 08. JON H. OUTCALT public accounting firm for fiscal 2009. 03. RICHARD P. JOHNSTON 06. JOHN C. ORR 09. ROBERT A.STEFANKO 3. To approve the adoption of the 2008 Incentive Stoc k Plan. FOR ALL NOMINEES WITHHOLD AUTHORITY 4. To approve and adopt an amendment to the Code of Regulations. FOR ALL EXCEPT 5. Such other business as may properly come before the meeting or any adjournments or (Instruction: To withhold authority to vote for any individual postponements thereof, all in accordance with nominee write that nominee’s name on the line above.) the notice of this meeting and the accompanying proxy statement, receipt of which is acknowledged. The Board of Directors recommends t hat you vote FOR all the nominees listed in Proposal 1 and FOR Proposals 2-4. Signature ___Please sign exactly as name appears hereon. When signing as attorney, executor, administrator, trustee, guardian, etc., give full title as such. Corporations should provide full name of corporation and title of authorized officer signing the proxy. Title(s), if any ___Signature (if held jointly) ___Date: ___, 2009

PLEASE VOTE TODAY! SEE REVERSE SIDE FOR THREE EASY WAYS TO VOTE. 6TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE, AND SIGN, DATE AND RETURN IN THE ENVELOPE PROVIDED6 WH I T E P R O X Y Donald A. Merril and Salvatore Incanno, or either of them, with full power of substitution, are hereby authorized to represent the undersigned and to vot e all shares of Common Stock of the undersigned in MYERS INDUSTRIES, INC. (“Company”) at the Annual Meeting of Shareholders of said Company to be held on April 30, 2009, and any adjournment(s) or postponement(s) thereof with respect to the following matters.
THIS PROXY WILL BE VOTED FOR THE DIRECTOR NOMINEES LISTED ON THE REVERSE SIDE OF THIS PROXY CARD AND FOR THE APPROVAL OF PROPOSALS 2 THROUGH 4 UNLESS A CONTRARY VOTE IS INDICATED, IN WHICH CASE THE PROXY WILL BE VOTED AS DIRECTED. MYE RS INDUSTRIES, INC. Proxy Solicited by the Board of Directors for the Annual Meeting to be held on April 30, 2009 PLEASE SIGN AND DATE ON REVERSE SIDE OF THIS CARD.